UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21763

Name of Fund: Managed Account Series
Global SmallCap Portfolio
High Income Portfolio
Mid Cap Value Opportunities Portfolio
U.S. Mortgage Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed
Account Series, 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2011

Date of reporting period: 10/31/2010

Item 1 – Report to Stockholders

Semi-Annual Report (Unaudited)

Managed Account Series

U.S. Mortgage Portfolio

High Income Portfolio

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

October 31, 2010

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed but slowly improving economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009.
Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The unemployment rate remains stubbornly high in the face of sluggish job gains in the private sector. The US dollar, along with other developed market currencies, has experienced devaluation resulting from aggressively easy monetary and fiscal policies. Given these long-standing conditions, the Federal Reserve Board (the “Fed”)
has announced that additional policy action will be taken to combat deflation and unemployment and promote economic growth.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. In the third quarter, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors, along with attractive valuations and expectations for additional quantitative easing, drove equity markets higher, with most markets recapturing their second quarter losses. Stocks continued their rally into the beginning of the fourth quarter, closing out the 12-month period in positive territory. International equities posted gains on both a six- and 12-month basis. In the United States, both large and small cap equities posted robust gains for the
12-month period, while on a six-month basis, large cap stocks remained relatively flat and small caps turned slightly negative.

In fixed income markets, yields fluctuated but declined significantly over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:
Total Returns as of October 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	0.74%	16.52%
US small cap equities (Russell 2000 Index)	(1.24)	26.58
International equities (MSCI Europe, Australasia, Far East Index)	5.74	8.36
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	10.63	10.03
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.33	8.01
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	3.95	7.78
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.73	19.10

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth.
Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning
Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of October 31, 2010

U.S. Mortgage Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

• The Barclays Capital US Mortgage-Backed Securities (“MBS”) Index is
the de facto benchmark used for fund reporting purposes. The Portfolio compares its performance against the Barclays Capital US MBS Index.
However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, compar-
isons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the sep-
arately managed accounts.

• For the six-month period ended October 31, 2010, the Portfolio outper-
formed its benchmark, the Barclays Capital US MBS Index.

What factors influenced performance?

• The Portfolio’s overall exposure to agency MBS and security selection within the sector was beneficial to performance. Exposure to sectors out-
side the benchmark, including non-agency residential MBS, commercial mortgage-backed securities (“CMBS”) and asset-backed securities
(“ABS”), also contributed positively as non-government spread sectors performed well throughout the period given continued accommodative
Fed policy and investors’ reach for yield. Additionally, out-of-index expo-
sure to US Treasuries early in the period proved beneficial as weaker economic data and the European sovereign debt crisis drove a flight-to-
quality move into US Treasury securities.

• Conversely, overall duration trading (management of interest rate risk)
and yield curve management detracted from performance for the period.

Describe recent portfolio activity.

• During the six-month period, we took profits on our US Treasury holdings and reduced exposure to the sector following the flight-to-quality rally in
Treasuries. We added a position in CMBS, which we view as attractive given improving default rates and favorable supply-and-demand techni-
cal factors. We also added exposure to high-quality credit card and stu-
dent loan ABS. Within our agency MBS allocation, we tactically traded various coupon issues and moved strategically between 15-year and 30-
year issues during the period. Following the sector’s strong performance in October resulting from favorable prepayment data and strong investor demand, we took profits on agency MBS holdings.

Describe portfolio positioning at period end.

• As of period end, we continue to see value in agency MBS. Although spreads in the sector have narrowed significantly since late September, we believe agency MBS remains fairly valued relative to both US
Treasuries and other spread sectors, while continuing to offer an attrac-
tive carry (income). The Portfolio ended the period underweight in agency MBS, however, we seek to add exposure as opportunities arise.
We continue to favor 30-year fixed-rate agency MBS versus 15-year issues, as we see better value in the 30-year space. The Portfolio contin-
ues to maintain exposure outside the benchmark to high-quality auto, credit card and student loan ABS, CMBS and non-agency residential
MBS, which we continue to view as attractive. The Portfolio ended the period with a long duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Portfolio Composition	Investments
U.S. Government Sponsored Agency Securities	77%
Non-Agency Mortgage-Backed Securities	12
Asset-Backed Securities	9
U.S. Treasury Obligations	2

Percent of
Long-Term
Credit Quality Allocations[1]	Investments
AAA/Aaa[2]	88%
AA/Aa	1
A	2
BBB/Baa	2
B	1
CCC/Caa	6

1 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.
2 Includes US Government Sponsored Agency Securities and US Treasury
Obligations that are deemed AAA/Aaa by the investment advisor.

4 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 The Portfolio invests primarily in mortgage-related securities.
3 This unmanaged index includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.
4 Commencement of operations.

Performance Summary for the Period Ended October 31, 2010
	Standardized	6-Month	Average Annual Total Returns[5]
	30-Day Yield	Total Returns	1 Year	Since Inception[6]
U.S. Mortgage Portfolio	4.30%	7.19%	12.91%	7.41%
Barclays Capital US Mortgage-Backed Securities Index	—	3.90	5.99	6.36

5 See “About Fund Performance” on page 12.
6 The Portfolio commenced operations on July 29, 2005.

Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[9]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	May 1, 2010	October 31, 2010	During the Period	May 1, 2010	October 31, 2010	During the Period
U.S. Mortgage Portfolio
(including interest expense)[7]	$1,000.00	$1,071.90	$0.05	$1,000.00	$1,025.15	$0.05
U.S. Mortgage Portfolio
(excluding interest expense)[8]	$1,000.00	$1,071.90	$0.00	$1,000.00	$1,025.00	$0.00

7 Expenses are equal to the Portfolio's annualized expense ratio of 0.01%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
8 Expenses are equal to the Portfolio's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
9 Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Fund Summary as of October 31, 2010

High Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

• The Barclays Capital US Corporate High Yield 2% Issuer Capped Index is
the de facto benchmark used for fund reporting purposes. The Portfolio compares its performance against the Barclays Capital US Corporate
High Yield 2% Issuer Capped Index. However, because shares of the
Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.

• For the six-month period ended, October 31, 2010, the Portfolio under-
performed its benchmark, the Barclays Capital US Corporate High Yield
2% Issuer Capped Index.

What factors influenced performance?

• The Portfolio’s underweight relative to the benchmark in banking detracted from performance, as did security selection in the paper and wireless sectors. An underweight in higher quality non-investment grade credits also detracted, as they generally outperformed lower quality credits over the period.

• Conversely, security selection within metals, electric utilities and aero-
space & defense boosted returns. Positive security selection among lower quality speculative grade issuers also contributed to performance.

Describe recent portfolio activity.

• During the six-month period, we selectively participated in the robust high yield new issue calendar, as we sought to purchase higher quality deals that exhibited strong risk-reward profiles and good fundamentals, as well as solid cash flows and earnings. We continued to purchase new-
issue senior-secured bonds offering better relative downside protection.
We reduced exposure to lower quality issuers that have diminished relative value and that are less attractive given the pressures they may face in the slow-growth economic environment.

• On a sector basis, the Portfolio increased its exposure to the health care sector, while reducing exposure to automotives.

Describe portfolio positioning at period end.

• At period end, the Portfolio was overweight in the metals, packaging and wireless sectors, and underweight in consumer-related segments, including technology, gaming and retailers.

• Overall, we hold the opinion that the high yield asset class is attractively priced for a slow, structural recovery. Historically, high yield has per-
formed well in post-recessionary periods. It is our view that the culmi-
nation of strengthening capital markets, improving corporate credit conditions and declining default activity will be additionally supportive of the sector. Given the current environment, we find the high yield asset class compelling for its ability to offer attractive yields with minimal duration risk and its potential to provide returns that are on par with equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Portfolio Composition	Investments
Corporate Bonds	89%
Floating Rate Loan Interests	7
Other Interests	2
Preferred Securities	1
Common Stocks	1

Percent of
Long-Term
Credit Quality Allocations[1]	Investments[2]
BBB/Baa	4%
BB/Ba	36
B	47
CCC/Caa	9
Not Rated	4

1 Using the higher of S&P’s or Moody’s ratings.
2 Excludes floating rate loan interests.

6 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

High Income Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 The Portfolio normally invests more than 90% of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.
3 This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.
4 Commencement of operations.

Performance Summary for the Period Ended October 31, 2010
	Standardized	6-Month	Average Annual Total Returns[5]
	30-Day Yield	Total Returns	1 Year	Since Inception[6]
High Income Portfolio	7.51%	6.31%	21.92%	9.16%
Barclays Capital US Corporate High Yield 2% Issuer Capped Index	—	6.73	19.10	8.36

5 See “About Fund Performance” on page 12.
6 The Portfolio commenced operations on July 29, 2005.
Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[9]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	May 1, 2010	October 31, 2010	During the Period	May 1, 2010	October 31, 2010	During the Period
High Income Portfolio
(including interest expense)[7]	$1,000.00	$1,063.10	$0.00	$1,000.00	$1,025.20	$0.00
High Income Portfolio
(excluding interest expense)[8]	$1,000.00	$1,063.10	$0.00	$1,000.00	$1,025.20	$0.00

7 Expenses are equal to the Portfolio's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
8 Expenses are equal to the Portfolio's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
9 Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES OCTOBER 31, 2010 7

Fund Summary as of October 31, 2010

Global SmallCap Portfolio

Portfolio Management Commentary

How did the Portfolio perform?
• The MSCI World Small Cap Index and MSCI World Index are the de facto benchmarks used for fund reporting purposes. The Portfolio compares its performance against the MSCI World Small Cap Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the
Portfolio’s performance to that of the benchmark will differ from com-
parisons of the benchmark against the performance of the separately managed accounts.

• For the six-month period ended October 31, 2010, the Portfolio outper-
formed the MSCI World Small Cap Index and the MSCI World Index. The
following discussion of relative performance pertains to the MSCI World
Small Cap Index.

What factors influenced performance?

• The Portfolio benefited from stock selection in financials and industrials during the period. Within these sectors respectively, banks and airlines performed particularly well. An overweight relative to the MSCI World
Small Cap Index in information technology (“IT”) contributed positively to performance, as we favored software companies. From a geographic perspective, underweights in the US and Japan proved additive, as did exposure to India and Malaysia.

• Stock selection in IT detracted from relative performance. In particular, the Portfolio’s overweight and stock selection in semiconductors detract-
ed, as did stock selection among software companies. Semiconductors and computers & peripherals broadly struggled as speculation regarding consumer demand for personal computers led to investor concerns of a supply-demand imbalance.

Describe recent Portfolio activity.
• During the six-month period, we reduced the Portfolio’s exposure to consumer-related sectors, industrials, IT and materials. In industrials, we reduced exposure to shipping companies and added to airlines names.
In IT, we reduced exposure to semiconductors, while in the materials sector, we trimmed holdings of chemical and mining companies. We neutralized the underweight in financials by building up positions in emerging market institutions. We also added to positions in energy, mostly in the oil & gas equipment & services industry.

Describe Portfolio positioning at period end.

• Given the present uncertainty around global economic growth, the market remains highly sensitive to each release of economic data.
Nonetheless, we would characterize our global macroeconomic view as cautiously optimistic, as we have seen an overall improvement this year, driven by the apparent stabilization of conditions in the US and Europe and continued strong performance from emerging market economies. We believe much of the developed world will experience slow, but positive growth while emerging markets will continue to propel the global eco-
nomic expansion. Although numerous uncertainties remain in the pres-
ent environment which may cause a significant change in our outlook, we presently believe this environment of low interest rates and moderate growth in the developed world provides a favorable market for positive returns from stock selection. Our investment stance is geared toward investing in high-quality companies with solid business models, with an overweight in emerging markets.

• At period end, the Portfolio was overweight relative to the MSCI World
Small Cap Index in the energy, health care and IT sectors, and under-
weight in the consumer-related sectors and industrials. On a geographic basis, the Portfolio was underweight in the United States and Japan and overweight in emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Ten Largest Holdings	Investments
Rheinmetall AG	1%
Timken Co.	1
Schoeller-Bleckmann Oilfield Equipment AG	1
Ryanair Holdings Plc — ADR	1
Northeast Utilities, Inc.	1
Phillips-Van Heusen Corp.	1
ITC Holdings Corp.	1
Aryzta AG	1
IDEX Corp.	1
Lundin Mining Corp.	1

Percent of
Long-Term
Geographic Allocations	Investments
United States	47%
United Kingdom	8
Canada	5
Germany	5
India	4
Australia	4
Switzerland	4
Singapore	3
Japan	3
Hong Kong	2
Other[1]	15

1 Other includes investments in each country as follows: Ireland, Cayman Islands,
South Korea, Finland, France, China, Austria, Brazil, Israel, Bermuda, Taiwan,
Malaysia, Spain, Thailand, Norway, Italy, Netherlands, Sweden and South Africa.

8 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 The Portfolio invests primarily in equity securities of small cap issuers from a variety of countries.
3 This unmanaged market capitalization-weighted index is comprised of a representative sampling of large, medium and small capitalization companies in 23 countries, including the United States.
4 This unmanaged broad-based index is comprised of small capitalization companies from 23 developed markets.
5 Commencement of operations.

Performance Summary for the Period Ended October 31, 2010
	6-Month	Average Annual Total Returns[6]
	Total Returns	1 Year	Since Inception[7]
Global SmallCap Portfolio	3.19%	20.99%	6.94%
MSCI World Index	3.05	12.74	2.38
MSCI World Small Cap Index	2.70	22.81	3.82

6 See “About Fund Performance” on page 12.
7 The Portfolio commenced operations on August 2, 2005.
Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[9]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	May 1, 2010	October 31, 2010	During the Period[8]	May 1, 2010	October 31, 2010	During the Period[8]
Global SmallCap Portfolio	$1,000.00	$1,031.90	$0.00	$1,000.00	$1,025.20	$0.00

8 Expenses are equal to the Portfolio's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
9 Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES OCTOBER 31, 2010 9

Fund Summary as of October 31, 2010

Mid Cap Value Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

• The S&P MidCap 400 Value Index is the de facto benchmark used for fund reporting purposes. The Portfolio compares its performance against the S&P MidCap 400 Value Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately
managed accounts.

• For the six-month period ended October 31, 2010, the Portfolio out-
performed its benchmark, the S&P MidCap 400 Value Index.

What factors influenced performance?

• Stock selection across most economic sectors drove the Portfolio’s outperformance relative to the S&P MidCap 400 Value Index. In health care, pharmaceutical companies King Pharmaceuticals and Forest
Laboratories contributed to returns. Positive stock selection among health care providers, including managed care provider Health Net Inc., also added to results. In energy, stock selection throughout the sector had a positive impact, including key contributions from oil-focused exploration companies Oasis Petroleum and Whiting Petroleum. Stock selection in the multi-utilities and machinery industries boosted perform-
ance in the utilities and industrialssectors, respectively.

• In financials, an underweight in real estate investment trusts (REITs) and stock selection among commercial banks, including Regions Financial
Corp. and Marshall & Ilsley Corp., weighed on returns during the period.
In the IT sector, individual holdings in the communications equipment and semiconductors & semiconductor equipment industries detracted from performance.

Describe recent portfolio activity.

• During the six-month period, we increased Portfolio exposure to the health care sector by adding several new health care equipment & sup-
plies holdings, including Beckman Coulter, Dentsply International and
CareFusion. We also added to the energy sector by increasing existing positions in oil, gas & consumable fuels.

• Conversely, we reduced exposure to financials by trimming allocations to commercial banks and we reduced exposure to IT through the sale of semiconductor manufacturers KLA-Tencor and Fairchild
Semiconductor International.

Describe portfolio positioning at period end.

• Although the broader economic environment remains challenging, company fundamentals are strong, valuations are attractive and analysts are forecasting robust corporate profit margins for the remainder of this year and throughout 2011. Given this backdrop, the Portfolio remains well diversified and positioned to benefit from a forecasted gradual economic recovery.

• Relative to the S&P MidCap 400 Value Index, the Portfolio ended the period with its most notable overweight in health care, primarily in the health care equipment & supplies and pharmaceuticals industries. The
Portfolio was also overweight in IT, mostly in software and communica-
tions equipment, and in energy, particularly in the oil, gas & consumable fuels industry. Conversely, the Portfolio was underweight in industrials, specifically the commercial services & supplies, professional services and road & rail industries. The Portfolio was also underweight in finan-
cials, with limited exposure to REITs, and in materials, with a notable underweight to chemicals manufacturers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Ten Largest Holdings	Investments
Beckman Coulter, Inc.	2%
Pharmaceutical Product Development, Inc.	1
Dentsply International, Inc.	1
Wisconsin Energy Corp.	1
Parker Hannifin Corp.	1
Conventry Health Care, Inc.	1
Whiting Petroleum Corp.	1
Qwest Communications International, Inc.	1
Timken Co.	1
Alliant Energy Corp.	1

Percent of
Long-Term
Sector Allocation	Investments
Financials	24%
Industrials	13
Information Technology	13
Consumer Discretionary	12
Heath Care	11
Utilities	9
Energy	7
Materials	6
Consumer Staples	4
Telecommunications Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classification used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio manage-
ment. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

10 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 The Portfolio invests primarily in mid capitalization companies and follows an investing style that favors value investments.
3 This unmanaged index measures the performance of the mid-capitalization value sector of the US equity market. It is a subset of the S&P
MidCap 400 Index and consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400 Index.
4 Commencement of operations.

Performance Summary for the Period Ended October 31, 2010
	6-Month	Average Annual Total Returns[5]
	Total Returns	1 Year	Since Inception[6]
Mid Cap Value Opportunities Portfolio	1.42%	27.88%	5.12%
S&P MidCap 400 Value Index	(1.22)	25.77	2.89

5 See “About Fund Performance” on page 12.
6 The Portfolio commenced operations on August 2, 2005.
Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[8]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	May 1, 2010	October 31, 2010	During the Period[7]	May 1, 2010	October 31, 2010	During the Period[7]
Mid Cap Value Opportunities Portfolio	$1,000.00	$1,014.20	$0.00	$1,000.00	$1,025.20	$0.00

7 Expenses are equal to the Portfolio's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
8 Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES OCTOBER 31, 2010 11

About Fund Performance

None of the past results shown should be considered a representation of future performance. Current performance data may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of capital shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date for U.S. Mortgage Portfolio and

High Income Portfolio and on the ex-dividend date for Global SmallCap
Portfolio and Mid Cap Value Opportunities Portfolio. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The
Portfolios’ investment advisor waived all of its fees and reimbursed all direct expenses of the Portfolios except extraordinary expenses.
Without such waiver and reimbursement, the Portfolios’ returns would have been lower.

Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a)
expenses related to transactions, including sales charges and redemp-
tion fees; and (b) operating expenses including advisory fees, distribu-
tion fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which is based on a hypothetical investment of $1,000 invested on May 1, 2010 and held through
October 31, 2010) are intended to assist shareholders both in calculat-
ing expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses.
In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of own-
ing different funds. If these transactional expenses were included, share-
holder expenses would have been higher.

12 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

The Benefits and Risks of Leveraging

U.S. Mortgage Portfolio and High Income Portfolio may utilize leverage to seek to enhance its yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

U.S. Mortgage Portfolio and High Income Portfolio may utilize leverage through entering into reverse repurchase agreements and/or dollar rolls.
In general, the concept of leveraging is based on the premise that the cost of assets to be obtained through leverage will be based on short-
term interest rates, which normally will be lower than the income earned by a Portfolio on its longer-term portfolio investments. To the extent that the total assets of a Portfolio (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the
Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of a Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence a Portfolio’s NAV positively or negatively in addition to the impact on a Portfolio’s performance from leverage.

The use of leverage may enhance opportunities for increased income to a Portfolio and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolio’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, a Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A
Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securi-
ties or use certain types of hedging strategies. A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment returns.

Derivative Financial Instruments

The Portfolios may invest in various derivative instruments, including financial futures contracts, swaps, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial State-
ments, which may constitute forms of economic leverage. Such inst-
ruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instru-
ment depends on the Manager’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inoppor-
tune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments October 31, 2010 (Unaudited)

U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value
AmeriCredit Automobile Receivables Trust, Class A2:
Series 2008-1, 4.26%, 6/06/12 (a)	$ 104	$ 104,079
Series 2010-2, 1.22%, 10/08/13	395	396,385
Series 2010-B, 1.18%, 2/06/14	380	378,966
Bayview Financial Acquisition Trust, Series 2006-C,
Class 2A2, 0.49%, 11/28/36 (a)	526	476,799
Capital Auto Receivables Asset Trust, Series 2007-4,
Class A4A, 5.30%, 5/15/14	1,500	1,546,416
Capital One Auto Finance Trust, Series 2006-B,
Class A4, 0.27%, 7/15/13 (a)	529	525,687
Citibank Omni Master Trust (b):
Series 2009-A8, Class A8, 2.36%, 5/16/16 (a)	2,910	2,948,290
Series 2009-A13, Class A13, 5.35%, 8/15/18	375	408,417
Series 2009-A17, Class A17, 4.90%, 11/15/18	545	592,006
Countrywide Asset-Backed Certificates (a):
Series 2004-6, Class 2A4, 0.71%, 11/25/34	120	107,957
Series 2006-13, Class 3AV2, 0.41%, 1/25/37	225	163,126
Series 2006-22, Class 2A2, 0.37%, 5/25/47	1,720	1,586,101
Ford Credit Auto Lease Trust, Series 2010-A,
Class A2, 1.04%, 3/15/13 (b)	1,920	1,922,908
Ford Credit Floorplan Master Owner Trust,
Series 2006-4 (a):
Class A, 0.51%, 6/15/13	1,300	1,293,830
Class B, 0.81%, 6/15/13	1,500	1,481,307
GSAA Trust (a):
Series 2006-5, Class 2A2, 0.44%, 3/25/36	225	113,144
Series 2007-6, Class 1A2, 0.48%, 5/25/37	300	177,824
Series 2006-14, Class A2, 0.43%, 9/25/36	407	190,908
Series 2006-16, Class A2, 0.43%, 10/25/36	416	215,741
Morgan Stanley ABS Capital I, Series 2006-HE4,
Class A4, 0.50%, 6/25/36 (a)	1,500	569,182
Morgan Stanley Structured Trust, Series 2007-1,
Class A1, 0.34%, 6/25/37 (a)	502	431,851
Nelnet Student Loan Trust, Series 2008-3,
Class A4, 4.61%, 11/25/24 (a)	500	518,975
Residential Asset Mortgage Products, Inc.,
Series 2007-RS2, Class A1, 0.38%, 5/25/37 (a)	379	365,078
SLM Student Loan Trust (a):
Series 2008-5, Class A3, 1.59%, 1/25/18	475	489,480
Series 2008-5, Class A4, 1.99%, 7/25/23	1,410	1,471,219
Series 2009-B, Class A1, 6.26%, 7/15/42 (b)	319	311,292
Series 2010-1, Class A, 0.66%, 3/25/25	735	735,538
Series 2010-C, Class A1, 1.91%, 12/15/17 (b)	852	852,708
Santander Drive Auto Receivables Trust:
Series 2010-1, Class A2, 1.36%, 3/15/13	315	316,607
Series 2010-2, Class A2, 0.95%, 8/15/13	430	430,522
Series 2010-A-A2, 1.37%, 8/15/13 (b)	3,300	3,309,895
World Omni Auto Receivables Trust, Series 2007-BA,
Class B, 5.98%, 4/15/15 (b)	775	809,549
Total Asset-Backed Securities — 19.2%		25,241,787

	Par
Non-Agency Mortgage-Backed Securities	(000)	Value
Collateralized Mortgage Obligations — 20.5%
Adjustable Rate Mortgage Trust, Series 2007-1,
Class 3A21, 5.91%, 3/25/37 (a)	$ 578	$ 532,423
BCAP LLC Trust, Series 2009-RR13, Class 21A1,
5.73%, 1/26/37 (a)(b)	1,289	1,269,425
Bank of America Mortgage Securities Inc. (a):
Series 2003-3, Class 2A1, 0.81%, 5/25/18	98	94,707
Series 2003-10, Class 1A6, 0.71%, 1/25/34	24	23,907
Series 2005-G, Class 2A4, 3.08%, 8/25/35	560	447,318
Series 2005-I, Class 2A5, 3.23%, 10/25/35	945	769,869
Citigroup Mortgage Loan Trust, Inc., Series 2009-11,
Class 6A1, 1.61%, 10/25/35 (a)(b)	300	275,619
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	380	386,443
Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	391	405,557
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	176	176,271
Series 2005-23CB, Class A15, 5.50%, 7/25/35	1,096	989,446
Series 2005-34CB, Class 1A6, 5.50%, 9/25/35	259	260,765
Series 2005-86, Class A8, 5.50%, 2/25/36	684	624,160
Series 2006-19CB, Class A15, 6.00%, 8/25/36	760	683,891
Series 2006-41CB, Class 1A3, 6.00%, 1/25/37	391	326,064
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37	3,200	2,480,195
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37	685	496,854
Series 2008-2R, Class 2A1, 6.00%, 8/25/37	517	382,699
Series 2008-2R, Class 3A1, 6.00%, 8/25/37	733	551,101
Series 2008-2R, Class 4A1, 6.25%, 8/25/37	1,269	1,075,385
Countrywide Home Loan Mortgage Pass-Through
Trust (a):
Series 2006-0A5, Class 2A1, 0.46%, 4/25/46	461	263,052
Series 2006-0A5, Class 3A1, 0.46%, 4/25/46	276	171,129
Series 2007-HY5, Class 3A1, 5.98%, 9/25/37	854	725,305
Credit Suisse Mortgage Capital Certificates,
Series 2006-8, Class 1A1, 4.50%, 10/25/21	683	628,371
Deutsche Alt-A Securities, Inc. Alternate Loan Trust,
Series 2005-1, Class 1A1, 0.76%, 2/25/35 (a)	766	577,363
GSR Mortgage Loan Trust, Series 2007-4F,
Class 1A1, 5.00%, 7/25/37	2,152	1,909,522
IndyMac INDA Mortgage Loan Trust,
Series 2007-AR1, Class 3A1, 5.78%, 3/25/37 (a)	484	375,756
JPMorgan Mortgage Trust:
Series 2006-A3, Class 3A2, 5.72%, 5/25/36 (a)	1,123	929,352
Series 2006-S2, Class 2A2, 5.88%, 7/25/36	297	288,014
Morgan Stanley Reremic Trust, Series 2010-R5,
Class 5A, 0.49%, 1/26/37 (a)(b)	681	653,352
Residential Accredit Loans, Inc.:
Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	393	251,074
Series 2006-QS8, Class A1, 6.00%, 8/25/36	364	232,223
Series 2006-QS16, Class A7, 6.00%, 11/25/36	325	211,744
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-19XS, Class 1A1,
0.58%, 10/25/35 (a)	324	223,669

Portfolio Abbreviations
To simplify the listings of portfolio holdings in	ADR	American Depositary Receipts	GBP	British Pound
the Schedules of Investments, the names and	CAD	Canadian Dollar	INR	Indian Rupee
descriptions of many of the securities have been	CHF	Swiss Franc	JPY	Japanese Yen
abbreviated according to the following list:	EUR	Euro	LIBOR	London InterBank Offered Rate
	FKA	Formerly Known As	TWD	Taiwan Dollar
			USD	US Dollar
See Notes to Financial Statements.

14 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (continued)

U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

	Par
Non-Agency Mortgage-Backed Securities	(000)	Value
Collateralized Mortgage Obligations (concluded)
Structured Asset Securities Corp., Series 2005-5,
Class 2A4, 5.50%, 4/25/35	$ 2,628	$ 2,510,029
Thornburg Mortgage Securities Trust, Series 2006-5,
Class A1, 0.38%, 10/25/46 (a)	605	594,350
Wells Fargo Alternative Loan Trust, Series 2007-PA2,
Class 1A1, 6.00%, 6/25/37	3,093	2,740,896
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-3, Class A9, 5.50%, 3/25/36	598	589,625
Series 2007-8, Class 2A2, 6.00%, 7/25/37	265	252,290
Series 2007-10, Class 1A21, 6.00%, 7/25/37	561	512,796
		26,892,011
Commercial Mortgage-Backed Securities — 2.7%
Bank of America Commercial Mortgage, Inc.,
Class A4:
Series 2006-3, 5.89%, 7/10/44 (a)	735	804,856
Series 2007-1, 5.45%, 1/15/49	410	432,653
Series 2007-3, 5.66%, 6/10/49 (a)	490	510,013
Series 2007-4, 5.74%, 2/10/51 (a)	635	680,996
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB17, Class A4,
5.43%, 12/12/43	185	198,846
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-8, Class A3,
5.96%, 8/12/49 (a)	420	457,662
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C34, Class A3, 5.68%, 5/15/46	480	505,478
		3,590,504
Interest Only Collateralized Mortgage
Obligations — 0.3%
Banc of America Alternative Loan Trust,
Series 2005-3, Class 1CB2, 4.56%, 4/25/35 (a)	1,952	236,017
Countrywide Alternative Loan Trust,
Series 2005-9CB, Class 1A4, 4.53%, 5/25/35 (a)	740	101,577
		337,594
Total Non-Agency Mortgage-Backed Securities — 23.5%		30,820,109
U.S. Government Sponsored
Agency Securities
Collateralized Mortgage Obligations — 3.9%
Fannie Mae Mortgage-Backed Securities:
Series 2002-70, Class QG, 5.50%, 6/25/31	1,695	1,732,896
Series 2003-9, Class EA, 4.50%, 10/25/17	832	866,367
Freddie Mac Mortgage-Backed Securities:
Series 2411, Class FJ, 0.61%, 12/15/29 (a)	22	22,502
Series 2977, Class AM, 4.50%, 5/15/22	464	474,323
Series 3033, Class HE, 4.50%, 9/15/18	1,009	1,032,806
Series 3222, Class FN, 0.66%, 9/15/36 (a)	1,012	1,015,204
		5,144,098
Interest Only Collateralized Mortgage Obligations — 2.1%
Fannie Mae Mortgage-Backed Securities (a):
Series 2007-42, Class AS, 6.49%, 5/25/37	1,948	243,615
Series 2007-68, Class SA, 6.39%, 7/25/37	1,859	289,324
Series 2008-35, Class SX, 5.64%, 3/25/38	2,428	248,893
Series 2009-48, Class WS, 5.69%, 7/25/39	3,173	310,307
Series 2009-111, Class SC, 5.99%, 3/25/38	2,253	277,818
Series 2010-118, Class YB, 6.24%, 10/25/40	2,354	291,181

U.S. Government Sponsored	Par
Agency Securities	(000)	Value
Interest Only Collateralized Mortgage
Obligations (concluded)
Ginnie Mae Mortgage-Backed Securities (a):
Series 2007-5, Class SA, 7.12%, 2/20/37	$ 1,973	$ 219,392
Series 2007-8, Class SD, 5.96%, 3/20/37	618	66,957
Series 2007-35, Class KY, 6.19%, 6/16/37	2,291	258,044
Series 2007-40, Class SG, 6.44%, 7/20/37	1,464	156,435
Series 2007-45, Class QB, 6.15%, 7/20/37	1,295	145,704
Series 2009-106, Class SL, 5.76%, 4/20/36	2,068	251,445
		2,759,115
Mortgage-Backed Securities — 148.8%
Fannie Mae Mortgage-Backed Securities (c):
3.50%, 11/01/40 – 12/13/40	13,700	13,751,468
4.00%, 10/01/15 – 11/15/40	22,600	23,438,320
4.50%, 11/15/25 – 11/15/40	28,227	29,744,680
5.00%, 1/01/23 – 11/15/40	22,333	23,819,536
5.50%, 1/01/33 – 1/15/41	9,693	10,467,232
6.00%, 12/01/32 – 11/15/40 (d)(e)	17,615	19,198,394
6.50%, 11/15/40	1,100	1,213,782
Freddie Mac Mortgage-Backed Securities:
4.00%, 11/01/25 (c)	3,100	3,243,858
4.50%, 7/01/39 – 11/15/40 (c)(e)	21,373	22,410,248
5.00%, 9/01/33	6,645	7,103,053
5.50%, 11/15/40 (c)	8,700	9,319,875
6.00%, 11/15/40 (c)	8,400	9,099,560
Ginnie Mae Mortgage-Backed Securities (c):
4.00%, 11/15/40	5,500	5,716,562
4.50%, 11/15/40 – 12/15/40	4,200	4,452,437
5.00%, 11/15/40 – 12/15/40	3,800	4,077,622
5.50%, 11/15/40	2,200	2,386,656
6.00%, 11/15/40	1,900	2,084,954
6.50%, 11/15/40	3,100	3,449,234
		194,977,473
Total U.S. Government Sponsored
Agency Securities — 154.8%		202,880,686
U.S. Treasury Obligations
U.S. Treasury Notes:
2.63%, 8/15/20	5,435	5,440,098
3.88%, 8/15/40	435	425,756
Total U.S. Treasury Obligations — 4.5%		5,865,854
Total Long-Term Investments
(Cost — $261,531,271) — 202.0%		264,808,436
	Beneficial
	Interest
Short-Term Securities	(000)
SSgA Prime Money Market, 0.14% (f)	5,091	5,090,875
Total Short-Term Securities
(Cost — $5,090,875) — 3.9%		5,090,875

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (continued)

U.S. Mortgage Portfolio

(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Purchased	(000)	Value
Over-the-Counter Put Swaptions — 0.0%
Pay a fixed rate of 3.16% and receive a floating
rate based on 3-month LIBOR, expiring
10/22/12, Broker Deutsche Bank AG	$ 800	$ 13,796
Total Options Purchased
(Cost — $12,560) — 0.0%		13,796
Total Investments Before TBA Sale Commitments and
Options Written (Cost — $266,734,706*) — 205.9%		269,913,107
	Par
TBA Sale Commitments (c)	(000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 11/01/40 – 12/13/40	12,300	(12,309,606)
4.00%, 10/01/15 – 11/15/40	16,400	(16,963,694)
4.50%, 11/15/25 – 11/15/40	6,600	(6,927,941)
5.00%, 1/01/23 – 11/15/40	8,700	(9,252,091)
5.50%, 1/01/33 – 1/15/41	1,900	(2,039,829)
6.00%, 12/01/32 – 11/15/40	9,500	(10,313,437)
Freddie Mac Mortgage-Backed Securities:
4.00%, 11/01/25	3,100	(3,243,859)
4.50%, 7/01/39 – 11/15/40	13,600	(14,241,757)
5.00%, 9/01/33	1,000	(1,060,469)
Ginnie Mae Mortgage-Backed Securities:
4.50%, 11/15/40 – 12/15/40	3,500	(3,712,187)
5.00%, 11/15/40 – 12/15/40	400	(429,500)
5.50%, 11/15/40	1,200	(1,301,813)
Total TBA Sale Commitments
(Proceeds — $81,669,938) — (62.4)%		(81,796,183)
Options Written	Contracts
Exchange-Traded Put Options — 0.0%
10-Year U.S. Treasury Bond Future, Strike
Price USD 125.00, Expires 11/26/10	27	(13,500)
	Notional
	Amount
Options Written	(000)
Over-the-Counter Put Swaptions — 0.0%
Pay a fixed rate of 2.15% and receive a floating
rate based on 3-month LIBOR, Expires 4/26/11,
Broker Deutsche Bank AG	$ 1,300	(6,386)
Total Options Written
(Premiums Received — $25,872) — 0.0%		(19,886)
Total Investments, Net of TBA Sale Commitments
Options Written — 143.5%		188,097,038
Liabilities in Excess of Other Assets — (43.5)%		(57,035,249)
Net Assets — 100.0%		$131,061,789

* The cost and unrealized appreciation (depreciation) of investments, as of
October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$266,813,582
Gross unrealized appreciation	$ 4,677,503
Gross unrealized depreciation	(1,577,978)
Net unrealized appreciation	$ 3,099,525

(a) Variable rate security. Rate shown is as of report date.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to quali-
fied institutional investors.
(c) Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Unrealized
Appreciation
Counterparty	Value	(Depreciation)
BNP Paribas	$ 6,591,734	$ 56,968
Barclays Capital	$ (1,733,125)	$ (7,020)
Citigroup Global Markets, Inc.	$ 5,276,231	$ 13,216
Credit Suisse Securities (USA) LLC	$ 3,961,252	$ 17,791
Deutsche Bank Securities, Inc.	$ 3,322,829	$ 30,425
Goldman Sachs & Co.	$ 8,457,890	$ 59,726
Greenwich Financial Services	$ (3,195,908)	$ 4,842
JPMorgan Securities, Inc.	$ 17,345,484	$ 110,359
Morgan Stanley & Co., Inc.	$ 16,013,008	$ 59,281
Nomura Securities International, Inc.	$ 762,281	$ (7,110)
UBS Securities	$ 5,862,062	$ 3,047
Wells Fargo Bank, N.A.	$ (17,803,257)	$ (53,397)

(d) All or a portion of security has been pledged as collateral in connection with swaps.
(e) All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(f) Represents the current yield as of report date.
• For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at	Net	Shares Held at
Affiliate	April 30, 2009	Activity October 31, 2010 Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	—	—*	—	$ 6

* Represents net shares purchased/sold.

See Notes to Financial Statements.

16 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (continued) U.S. Mortgage Portfolio

• Financial futures contracts purchased as of October 31, 2010 were as follows:
					Unrealized
			Expiration	Notional	Appreciation
Contracts	Issue	Exchange	Date	Value	(Depreciation)
10	5-Year U.S. Treasury Bond	Chicago Board of Trade	December 2010	$ 1,213,152	$ 2,629
15	30-Year U.S. Treasury Ultra Bond	Chicago Board of Trade	December 2010	$ 2,112,685	(90,029)
3	Euro-Dollar Future	Chicago Board of Trade	December 2011	$ 744,496	1,492
Total					$ (85,908)
• Financial futures contracts sold as of October 31, 2010 were as follows:
			Expiration	Notional	Unrealized
Contracts	Issue	Exchange	Date	Value	Depreciation
31	2-Year U.S. Treasury Bond	Chicago Board of Trade	December 2010	$ 6,810,263	$ (9,253)
12	10-Year U.S. Treasury Bond	Chicago Board of Trade	December 2010	$ 1,508,180	(7,195)
6	30-Year U.S. Treasury Bond	Chicago Board of Trade	December 2010	$ 781,161	(4,464)
12	Euro-Dollar Future	Chicago Board of Trade	December 2010	$ 2,987,729	(2,521)
21	Euro-Dollar Future	Chicago Board of Trade	March 2011	$ 5,223,220	(7,618)
21	Euro-Dollar Future	Chicago Board of Trade	June 2011	$ 5,218,232	(10,768)
17	Euro-Dollar Future	Chicago Board of Trade	September 2011	$ 4,218,730	(11,720)
6	Euro-Dollar Future	Chicago Board of Trade	March 2012	$ 1,486,283	(4,417)
7	Euro-Dollar Future	Chicago Board of Trade	June 2012	$ 1,730,981	(6,332)
6	Euro-Dollar Future	Chicago Board of Trade	September 2012	$ 1,481,071	(6,254)
6	Euro-Dollar Future	Chicago Board of Trade	December 2012	$ 1,478,108	(6,817)
6	Euro-Dollar Future	Chicago Board of Trade	March 2013	$ 1,475,721	(6,579)
6	Euro-Dollar Future	Chicago Board of Trade	June 2013	$ 1,472,896	(6,254)
2	Euro-Dollar Future	Chicago Board of Trade	September 2013	$ 490,857	(1,068)
Total					$ (91,260)
• Interest rate swaps outstanding as of October 31, 2010 were as follows:
				Notional	Unrealized
Fixed	Floating		Expiration	Amount	Appreciation
Rate	Rate	Counterparty	Date	(000)	(Depreciation)
2.34% (a)	3-month LIBOR	JPMorgan Chase Bank NA	January 2014	$ 2,200	$ (107,453)
1.99% (b)	3-month LIBOR	Deutsche Bank AG	October 2017	$ 100	(566)
4.90% (a)	3-month LIBOR	Deutsche Bank AG	November 2017	$ 500	(93,748)
4.88% (a)	3-month LIBOR	Deutsche Bank AG	November 2017	$ 1,000	(186,363)
4.22% (b)	3-month LIBOR	Citibank NA	October 2018	$ 1,100	156,834
2.57% (a)	3-month LIBOR	Citibank NA	October 2020	$ 700	7,635
2.70% (a)	3-month LIBOR	Deutsche Bank AG	October 2020	$ 900	(120)
2.62% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	October 2020	$ 1,600	10,512
3.38% (a)	3-month LIBOR	Goldman Sachs International	October 2040	$ 1,800	92,359
Total					$ (120,910)
(a)	Pays fixed interest rate and receives floating rate.
(b)	Pays floating interest rate and receives fixed rate.
• Total return swaps outstanding as of October 31, 2010 were as follows:
Interest	Interest			Notional	Unrealized
Receivable	Payable			Amount	Appreciation
Rate	Rate	Counterparty	Expiration	(000)	(Depreciation)
—	6.50%	Credit Suisse International	January 2038	$ 1,190	$ (3,667)(c)
—	6.50%	Credit Suisse International	January 2038	$ 1,914	6,530(c)
—	6.50%	Morgan Stanley International	January 2038	$ 3,378	(66,308)(c)
—	4.50%	Credit Suisse International	January 2040	$ 1,809	(288)(d)
4.50%	—	Morgan Stanley International	January 2040	$ 2,532	130,495(d)
—	4.50%	Royal Bank of Scotland Plc	January 2040	$ 2,532	(22,608)(d)
Total					$ 44,154

(c) Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage backed-securities pool.
(d) Based on the change in the return of the Markit IOS Index referencing the interest component of the 4.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage backed-securities pool.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (concluded)

U.S. Mortgage Portfolio

• Reverse repurchase agreements outstanding as of October 31, 2010 were as follows:

				Net
	Interest Trade		Maturity	Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount
Morgan
Stanley
Capital
Services, Inc.	0.25% 10/12/10		11/10/10	$18,760,475	$18,758,000

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
Level 2 — other observable inputs (including, but not limited to: quoted prices
• for similar assets or liabilities in markets that are active, quoted prices for iden-
tical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market-corroborated inputs)
Level 3 — unobservable inputs based on the best information available in the
• circumstances, to the extent observable inputs are not available (including the
Portfolio's own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of October 31, 2010 in detemining the fair valuation of the Portfolio's investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments:
Asset-Backed
Securities	— $ 24,432,238		$ 809,549	$ 25,241,787
Non-Agency
Mortgaged-
Backed
Securities	—	28,621,713	2,198,396	30,820,109
U.S Government
Sponsored
Agency
Securities	—	202,880,686	—	202,880,686
U.S. Treasury
Obligations	—	5,865,854	—	5,865,854
Short Term
Securities	$ 5,090,875	—	—	5,090,875
Liabilities:
Investment in
Securties:
TBA Sale
Commitments .	—	(81,796,183)	—	(81,796,183)
Total	$ 5,090,875	$180,004,308	$ 3,007,945	$188,103,128

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Interest rate
contracts	$ 4,121	$ 281,136	$137,025	$ 422,282
Liabilities:
Interest rate
contracts	(194,789)	(394,636)	(92,871)	(682,296)
Total	$(190,668)	$(113,500)	$ 44,154	$(260,014)

1 Derivative financial instruments are swaps, financial futures contracts, and options. Swaps and financial futures contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Non-Agency
Asset-Backed Mortgage-Backed
	Securities	Securities	Total
Assets:
Balance as of October 31, 2009 $	813,417	$2,957,736	$3,771,153
Accrued discounts/premium	(3,851)	5,418	1,567
Realized gain	—	182,857	182,857
Change in unrealized
appreciation/depreciation[2]	(17)	(106,156)	(106,173)
Purchases	—	—	—
Sales	—	(1,494,811)	(1,494,811)
Transfers in3	—	653,352	653,352
Transfers out[3]	—	—	—
Balance, as of October 31, 2010 $	809,549	$2,198,396	$3,007,945

2 Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depre-
ciation on securities still held at October 31, 2010 was $(16,928).
The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts
	Assets	Liabilities	Total
Balance as of October 31, 2009	—	—	—
Accured discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized
appreciation/depreciation[4]	—	—	—
Purchases	—	—	—
Sales	—	—	—
Transfers in3	$ 137,025	$ (92,871)	$ 44,154
Transfers out[3]	—	—	—
Balance as of October 31, 2010	$ 137,025	$ (92,871)	$ 44,154

3 The Portfolio's policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.
4 Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/
depreciation on swaps still held at October 31, 2010 was $0.

See Notes to Financial Statements.

18 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments October 31, 2010 (Unaudited)

High Income Portfolio
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Chemicals — 0.3%
LyondellBasell Industries NV, Class A (a)		3,929	$ 105,533
LyondellBasell Industries NV, Class B (a)		6,160	165,642
			271,175
Construction Materials — 0.0%
Nortek, Inc. (a)		490	20,335
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)		172	731
Machinery — 0.1%
Accuride Corp., Restricted Shares (a)		46,695	57,902
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (a)		43,685	99,372
Ainsworth Lumber Co. Ltd. (a)(b)		50,148	114,073
			213,445
Semiconductors & Semiconductor
Equipment — 0.0%
SunPower Corp., Class B (a)		291	3,841
Software — 0.1%
Bankruptcy Management Solutions, Inc. (a)		167	84
HMH Holdings (FKA EduMedia) (a)		26,653	133,266
			133,350
Wireless Telecommunication Services — 0.1%
FiberTower Corp. (a)		26,789	120,550
Total Common Stocks — 0.8%			821,329
		Par
Corporate Bonds		(000)
Aerospace & Defense — 0.3%
DynCorp International, Inc.,
10.38%, 7/01/17 (b)	USD	45	46,013
GeoEye, Inc., 9.63%, 10/01/15		50	55,687
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17		180	199,800
			301,500
Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 8/16/15		255	255,000
Series 2, 12.38%, 8/16/15		255	255,000
			510,000
Airlines — 0.9%
Air Canada, 9.25%, 8/01/15 (b)		350	364,875
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		200	212,521
United Air Lines, Inc., 12.75%, 7/15/12		297	336,760
			914,156
Auto Components — 2.1%
Allison Transmission, Inc. (b):
11.00%, 11/01/15		130	141,050
11.25%, 11/01/15 (c)		63	68,197
Delphi International Holdings Unsecured,
12.00%, 10/06/14		18	18,102
The Goodyear Tire & Rubber Co.:
8.25%, 8/15/20		60	63,900
8.75%, 8/15/20		60	65,700

		Par
Corporate Bonds		(000)	Value
Auto Components (concluded)
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(d)(e)	USD	135	$ 128,250
8.00%, 1/15/18		1,625	1,671,719
			2,156,918
Beverages — 0.2%
Cott Beverages, Inc., 8.13%, 9/01/18		86	93,095
Crown European Holdings SA,
7.13%, 8/15/18 (b)	EUR	80	116,355
			209,450
Biotechnology — 0.3%
Amylin Pharmaceuticals, Inc.,
3.00%, 6/15/14 (b)(d)	USD	130	112,125
QHP Pharma, 10.25%, 3/15/15 (b)		199	203,044
			315,169
Building Products — 1.6%
Associated Materials LLC:
9.88%, 11/15/16		160	192,000
9.13%, 11/01/17 (b)		180	189,000
Building Materials Corp. of America (b):
6.88%, 8/15/18		135	135,000
7.00%, 2/15/20		140	145,950
Momentive Performance Materials, Inc. (b):
9.00%, 1/15/21 (f)		305	316,438
Series WI, 9.75%, 12/01/14		200	210,500
Ply Gem Industries, Inc., 11.75%, 6/15/13		415	445,606
			1,634,494
Capital Markets — 0.8%
American Capital Ltd., 8.96%, 12/31/13		180	184,755
E*Trade Financial Corp., Series A,
3.31%, 8/31/19 (d)(g)		254	351,155
KKR Group Finance Co., 6.38%, 9/29/20 (b)		240	244,586
			780,496
Chemicals — 3.8%
American Pacific Corp., 9.00%, 2/01/15		180	180,450
CF Industries, Inc.:
6.88%, 5/01/18		185	210,900
7.13%, 5/01/20		160	185,600
Celanese US Holdings LLC, 6.63%, 10/15/18 (b)		225	239,062
Chemtura Corp., 7.88%, 9/01/18 (b)		175	189,000
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		60	64,650
Hexion U.S. Finance Corp.:
9.75%, 11/15/14		275	289,437
8.88%, 2/01/18		175	187,906
9.00%, 11/15/20 (b)(f)		180	187,200
Huntsman International LLC:
8.63%, 3/15/20		80	87,500
8.63%, 3/15/21 (b)		190	208,288
Ineos Finance Plc, 9.00%, 5/15/15 (b)		135	143,100
Koppers, Inc., 7.88%, 12/01/19		160	173,200
MacDermid, Inc., 9.50%, 4/15/17 (b)		260	277,550
NOVA Chemicals Corp., 8.63%, 11/01/19		220	244,200
Nalco Co., 8.25%, 5/15/17		210	233,887
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		185	202,575
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)(f)		105	107,363
PolyOne Corp., 7.38%, 9/15/20		80	84,900
Rhodia SA, 6.88%, 9/15/20 (b)		200	210,250
Solutia, Inc., 8.75%, 11/01/17		75	84,000
TPC Group LLC, 8.25%, 10/01/17 (b)		125	132,813
			3,923,831

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (continued)

High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Commercial Banks — 3.1%
CIT Group, Inc.:
7.00%, 5/01/16	USD	1,029	$ 1,024,653
7.00%, 5/01/17		1,915	1,905,342
Glitnir Banki HF (a)(h):
4.15%, 4/20/10 (b)		65	20,150
6.38%, 9/25/12 (b)		335	103,850
Series EMTN, 5.07%, 1/27/10	EUR	150	62,631
Series EMTN, 3.00%, 6/30/10		130	54,281
Series GMTN, 4.38%, 2/05/10		50	20,877
			3,191,784
Commercial Services & Supplies — 1.7%
ARAMARK Corp., 3.97%, 2/01/15 (e)	USD	300	279,750
Brickman Group Holdings, Inc.,
9.13%, 11/01/18 (b)		115	118,450
Inaer Aviation Finance Ltd.,
9.50%, 8/01/17 (b)	EUR	70	99,619
Mobile Services Group, Inc., 9.75%, 8/01/14	USD	300	315,000
RSC Equipment Rental, Inc.,
10.00%, 7/15/17 (b)		300	335,250
West Corp.:
11.00%, 10/15/16		420	453,600
8.63%, 10/01/18 (b)		180	186,750
			1,788,419
Computers & Peripherals — 0.1%
SanDisk Corp., 1.50%, 8/15/17 (d)		130	126,425
Construction Materials — 0.5%
Nortek, Inc., 11.00%, 12/01/13		532	566,769
Consumer Finance — 0.5%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		200	210,000
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		300	335,531
			545,531
Containers & Packaging — 4.9%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17	EUR	110	155,933
7.38%, 10/15/17 (b)	USD	200	212,000
Ball Corp.:
7.38%, 9/01/19		60	66,900
6.75%, 9/15/20		95	104,500
Berry Plastics Corp.:
8.88%, 9/15/14		305	310,337
8.25%, 11/15/15		45	47,419
Berry Plastics Holding Corp., 8.88%, 9/15/14		520	529,100
Beverage Packaging Holdings Luxembourg II SA,
8.00%, 12/15/16	EUR	215	295,498
Cascades, Inc , 7.75%, 12/15/17	USD	195	208,406
Crown Americas LLC, 7.63%, 5/15/17		435	474,150
Graham Packaging Co. LP, 8.25%, 10/01/18 (b)		95	98,325
Graphic Packaging International, Inc.:
9.50%, 6/15/17		440	485,100
7.88%, 10/01/18		150	158,625
Greif, Inc., 7.75%, 8/01/19		105	114,450
Impress Holdings BV, 3.41%, 9/15/13 (b)(e)		200	199,000
Owens-Brockway Glass Container, Inc.:
6.75%, 12/01/14	EUR	120	169,522
7.38%, 5/15/16	USD	195	212,550
Pregis Corp., 12.38%, 10/15/13		260	265,850
Rock-Tenn Co., 9.25%, 3/15/16		65	71,175

		Par
Corporate Bonds		(000)	Value
Containers & Packaging (concluded)
Sealed Air Corp., 7.88%, 6/15/17	USD	285	$ 312,989
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	185	268,428
7.75%, 11/15/19		180	266,183
			5,026,440
Diversified Financial Services — 5.8%
Ally Financial Inc.:
2.50%, 12/01/14 (e)	USD	395	350,728
8.00%, 3/15/20 (b)		950	1,049,750
7.50%, 9/15/20 (b)		660	712,800
8.00%, 11/01/31		110	119,705
8.00%, 11/01/31		350	382,375
Axcan Intermediate Holdings, Inc.,
12.75%, 3/01/16		325	342,875
FCE Bank Plc, 7.13%, 1/15/13	EUR	350	516,361
Leucadia National Corp.:
8.13%, 9/15/15	USD	475	518,344
7.13%, 3/15/17		180	185,175
Reynolds Group DL Escrow, Inc.:
7.75%, 10/15/16	EUR	100	145,444
7.75%, 10/15/16 (b)	USD	300	318,000
Reynolds Group Issuer, Inc. (b):
7.75%, 10/15/16	EUR	150	218,166
7.13%, 4/15/19	USD	220	229,350
9.00%, 4/15/19		385	399,919
Southern Star Central Corp., 6.75%, 3/01/16 (b)		180	181,800
Sunrise Communications Holdings SA,
8.50%, 12/31/18 (b)	EUR	100	144,052
Sunrise Communications International SA,
7.00%, 12/31/17 (b)		100	143,704
			5,958,548
Diversified Telecommunication Services — 2.5%
Broadview Networks Holdings, Inc.,
11.38%, 9/01/12	USD	495	485,100
Frontier Communications Corp.:
8.25%, 4/15/17		106	120,840
8.50%, 4/15/20		130	150,150
ITC Deltacom, Inc., 10.50%, 4/01/16		160	172,400
Level 3 Communications, Inc.,
6.50%, 10/01/16 (d)		50	53,313
Level 3 Financing, Inc.:
5.50%, 11/01/14		100	98,000
10.00%, 2/01/18		90	86,175
Nordic Telephone Co. Holdings ApS,
8.88%, 5/01/16 (b)		100	106,000
Qwest Communications International, Inc.,
8.00%, 10/01/15		200	217,500
tw telecom holdings, Inc., 8.00%, 3/01/18		120	129,600
Wind Acquisition Finance SA,
12.00%, 12/01/15 (b)		600	636,000
Windstream Corp., 7.88%, 11/01/17		350	382,375
			2,637,453
Electric Utilities — 0.6%
Elwood Energy LLC, 8.16%, 7/05/26		108	101,154
IPALCO Enterprises, Inc.:
8.63%, 11/14/11		150	158,625
7.25%, 4/01/16 (b)		305	332,450
			592,229

See Notes to Financial Statements.

20 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (continued)

High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Electronic Equipment, Instruments
& Components — 0.1%
NXP BV, 3.05%, 10/15/13 (e)	USD	120	$ 114,000
Energy Equipment & Services — 1.2%
Cie Generale de Geophysique-Veritas,
9.50%, 5/15/16		160	176,800
Compagnie Generale de Geophysique-Veritas,
7.75%, 5/15/17		350	366,625
Global Geophysical Services, Inc.,
10.50%, 5/01/17		85	85,850
North American Energy Alliance LLC,
10.88%, 6/01/16 (b)		215	238,650
Pride International, Inc., 6.88%, 8/15/20		140	158,550
Thermon Industries, Inc., 9.50%, 5/01/17 (b)		185	195,638
			1,222,113
Food & Staples Retailing — 0.7%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		125	122,500
Rite Aid Corp.:
9.75%, 6/12/16		180	195,300
8.00%, 8/15/20 (b)		350	360,500
			678,300
Food Products — 0.4%
B&G Foods, Inc., 7.63%, 1/15/18		80	85,200
Reddy Ice Corp., 11.25%, 3/15/15		150	156,375
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		110	126,775
TreeHouse Foods, Inc., 7.75%, 3/01/18		60	65,775
			434,125
Health Care Equipment & Supplies — 1.0%
DJO Finance LLC:
10.88%, 11/15/14		765	838,631
9.75%, 10/15/17 (b)		30	31,200
Hologic, Inc., 2.00%, 12/15/37 (d)(i)		205	193,213
			1,063,044
Health Care Providers & Services — 4.2%
American Renal Holdings, 8.38%, 5/15/18 (b)		95	100,700
DaVita, Inc., 6.38%, 11/01/18		150	153,375
Gentiva Health Services, Inc.,
11.50%, 9/01/18 (b)		315	344,137
HCA, Inc.:
8.50%, 4/15/19		1,235	1,389,375
7.88%, 2/15/20		490	542,675
7.25%, 9/15/20		215	235,156
inVentiv Health Inc., 10.00%, 8/15/18 (b)		130	130,975
Omnicare, Inc.:
6.13%, 6/01/13		90	91,013
6.88%, 12/15/15		110	112,750
7.75%, 6/01/20		280	292,250
Tenet Healthcare Corp.:
9.00%, 5/01/15		362	398,200
10.00%, 5/01/18		312	361,920
8.88%, 7/01/19		188	211,500
			4,364,026
Health Care Technology — 0.7%
IMS Health, Inc., 12.50%, 3/01/18 (b)		660	773,850

		Par
Corporate Bonds		(000)	Value
Hotels, Restaurants & Leisure — 2.2%
Diamond Resorts Corp., 12.00%, 8/15/18 (b)	USD	400	$ 408,000
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	141	198,572
Fontainebleau Las Vegas Holdings LLC,
10.25%, 6/15/15 (a)(b)(h)	USD	130	373
Harrah's Operating Co., Inc., 10.00%, 12/15/18		260	225,550
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14 (a)(b)(h)		390	133,087
MGM Resorts International, 10.38%, 5/15/14		640	720,000
Marina District Finance Co., Inc.,
9.88%, 8/15/18 (b)		60	59,250
Scientific Games Corp., 8.13%, 9/15/18 (b)		65	67,925
Travelport LLC:
9.88%, 9/01/14		80	83,400
9.00%, 3/01/16 (b)		40	40,600
Tropicana Entertainment LLC, Series WI,
9.63%, 12/15/14 (a)(h)		25	55
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(h)		485	206,125
Waterford Gaming LLC, 8.63%, 9/15/14 (b)		206	130,604
			2,273,541
Household Durables — 2.5%
Ashton Woods USA LLC, 16.12%, 6/30/15 (b)(j)		387	232,440
Beazer Homes USA, Inc.:
8.13%, 6/15/16		45	43,594
12.00%, 10/15/17		485	562,297
9.13%, 6/15/18		570	554,325
Pulte Homes, Inc., 6.38%, 5/15/33		30	23,925
Ryland Group Inc., 6.63%, 5/01/20		280	272,650
Standard Pacific Corp.:
7.00%, 8/15/15		125	122,500
10.75%, 9/15/16		495	556,875
8.38%, 5/15/18		235	243,518
			2,612,124
Household Products — 0.1%
Viking Acquisition, Inc., 9.25%, 11/01/18 (b)(f)		115	115,000
IT Services — 0.1%
SunGard Data Systems, Inc., 10.63%, 5/15/15		100	111,750
Independent Power Producers & Energy
Traders — 3.2%
Calpine Construction Finance Co. LP,
8.00%, 6/01/16 (b)		525	568,312
Calpine Corp., 7.50%, 2/15/21 (b)		220	225,225
Energy Future Holdings Corp.,
10.00%, 1/15/20 (b)		990	1,036,928
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		383	401,155
Infinis Plc, 9.13%, 12/15/14 (b)	GBP	105	178,343
NRG Energy, Inc.:
7.25%, 2/01/14	USD	275	281,531
7.38%, 2/01/16		70	72,888
7.38%, 1/15/17		85	88,612
8.50%, 6/15/19		475	508,250
			3,361,244
Industrial Conglomerates — 1.5%
Sequa Corp. (b):
11.75%, 12/01/15		120	129,600
13.50%, 12/01/15 (c)		1,262	1,387,894
			1,517,494

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (continued)

High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Insurance — 0.1%
USI Holdings Corp., 4.25%, 11/15/14 (b)(e)	USD	100	$ 86,500
Machinery — 1.7%
Accuride Corp., 7.50%, 2/26/20 (c)(d)		5	14,431
ESCO Corp., 8.63%, 12/15/13 (b)		115	118,450
Navistar International Corp.:
3.00%, 10/15/14 (d)		540	648,675
8.25%, 11/01/21		270	295,987
Oshkosh Corp., 8.25%, 3/01/17		370	404,225
Titan International, Inc. (b):
5.63%, 1/15/17 (d)		90	154,238
7.88%, 10/01/17		150	156,000
			1,792,006
Marine — 0.5%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)		600	549,000
Media — 9.7%
Affinion Group, Inc.:
10.13%, 10/15/13		335	344,631
10.13%, 10/15/13		330	338,662
CCH II LLC, 13.50%, 11/30/16		458	547,909
CCO Holdings LLC (b):
7.88%, 4/30/18		160	170,000
8.13%, 4/30/20		160	172,800
Catalina Marketing Corp.,
10.50%, 10/01/15 (b)(c)		175	187,250
Clear Channel Worldwide Holdings, Inc.,
Series B, 9.25%, 12/15/17		1,898	2,073,565
DISH DBS Corp., 7.00%, 10/01/13		125	133,750
Gray Television, Inc., 10.50%, 6/29/15		390	407,062
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (e)		60	50,700
9.50%, 5/15/15		70	66,850
Intelsat Corp., 9.25%, 6/15/16		240	256,800
Interactive Data Corp., 10.25%, 8/01/18 (b)		345	377,344
Liberty Global, Inc., 4.50%, 11/15/16 (b)(d)		150	238,125
Liberty Media Corp., 3.13%, 3/30/23 (d)		175	196,438
Live Nation Entertainment, Inc.,
8.13%, 5/15/18 (b)		270	278,100
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR	100	139,181
Nielsen Finance LLC:
10.00%, 8/01/14	USD	20	21,025
11.50%, 5/01/16		95	109,250
15.71%, 8/01/16 (j)		40	40,750
7.75%, 10/15/18 (b)		800	829,000
ProQuest LLC, 9.00%, 10/15/18 (b)		185	188,931
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(h)(d)		196	1,961
Rainbow National Services LLC,
10.38%, 9/01/14 (b)		296	308,210
Regal Entertainment Group, 9.13%, 8/15/18		110	117,013
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		240	248,400
UPC Germany GmbH (b):
8.13%, 12/01/17		525	549,937
8.13%, 12/01/17	EUR	110	159,988
9.63%, 12/01/19		240	360,757
UPCB Finance Ltd., 7.63%, 1/15/20 (b)		80	116,355
Unitymedia GmbH, 9.63%, 12/01/19		50	75,158
Unitymedia Hessen GmbH & Co. KG,
8.13%, 12/01/17		50	72,722

		Par
Corporate Bonds		(000)	Value
Media (concluded)
Univision Communications, Inc.,
7.88%, 11/01/20 (b)	USD	175	$ 183,750
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	145	208,876
Ziggo Finance BV, 6.13%, 11/15/17 (b)		305	422,379
			9,993,629
Metals & Mining — 3.7%
Aleris International, Inc. (a)(h):
9.00%, 12/15/14	USD	495	50
10.00%, 12/15/16		425	2,125
Arch Western Finance LLC, 6.75%, 7/01/13		126	127,260
Drummond Co., Inc., 7.38%, 2/15/16		390	401,700
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		60	75,075
10.63%, 9/01/16		340	501,500
FMG Resources August 2006 Property Ltd.,
7.00%, 11/01/15 (b)		900	922,500
Foundation PA Coal Co., 7.25%, 8/01/14		200	201,500
Goldcorp, Inc., 2.00%, 8/01/14 (d)		215	265,256
Murray Energy Corp., 10.25%, 10/15/15 (b)		140	149,100
New World Resources NV:
7.38%, 5/15/15	EUR	50	69,121
7.88%, 5/01/18		71	102,524
Newmont Mining Corp., Series A,
1.25%, 7/15/14 (d)	USD	160	228,200
RathGibson, Inc., 11.25%, 2/15/14 (a)(h)		255	1,326
Ryerson, Inc.:
7.66%, 11/01/14 (e)		180	168,300
12.00%, 11/01/15		85	88,400
Steel Dynamics, Inc., 7.38%, 11/01/12		140	149,625
United States Steel Corp., 7.38%, 4/01/20		75	78,281
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		260	281,450
			3,813,293
Multi-Utilities — 0.2%
CMS Energy Corp., 8.75%, 6/15/19		135	162,061
Multiline Retail — 1.3%
Dollar General Corp., 11.88%, 7/15/17 (c)		1,056	1,240,800
J.C. Penney Co., Inc., 7.95%, 4/01/17		120	128,400
			1,369,200
Oil, Gas & Consumable Fuels — 11.0%
Arch Coal, Inc., 7.25%, 10/01/20		285	312,075
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		190	222,300
10.75%, 2/01/18		80	90,000
Berry Petroleum Co.:
8.25%, 11/01/16		175	184,625
6.75%, 11/01/20 (f)		90	92,925
Bill Barrett Corp., 9.88%, 7/15/16		20	22,000
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (b)(f)		85	86,063
Chesapeake Energy Corp.:
6.50%, 8/15/17		100	104,250
6.63%, 8/15/20		785	831,119
2.25%, 12/15/38 (d)		350	266,437
Cimarex Energy Co., 7.13%, 5/01/17		420	445,200
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		145	155,513
Connacher Oil and Gas Ltd.,
10.25%, 12/15/15 (b)		455	453,862
Consol Energy, Inc., 8.25%, 4/01/20 (b)		770	858,550
Continental Resources Inc., 7.13%, 4/01/21 (b)		135	145,800

See Notes to Financial Statements.

22 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (continued)

High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Oil, Gas & Consumable Fuels (concluded)
Crosstex Energy LP, 8.88%, 2/15/18	USD	55	$ 59,400
Denbury Resources, Inc.:
7.50%, 12/15/15		110	114,125
9.75%, 3/01/16		265	300,112
8.25%, 2/15/20		254	283,210
EXCO Resources, Inc., 7.50%, 9/15/18		205	201,925
El Paso Corp., 8.25%, 2/15/16		280	318,150
Energy Transfer Equity LP, 7.50%, 10/15/20		250	272,500
Forest Oil Corp., 8.50%, 2/15/14		80	88,600
Harvest Operations Corp., 6.88%, 10/01/17 (b)		35	36,750
Hilcorp Energy I LP (b):
8.00%, 2/15/20		225	237,375
7.63%, 4/15/21		290	302,687
Linn Energy LLC (b):
8.63%, 4/15/20		320	345,600
7.75%, 2/01/21		220	227,150
MarkWest Energy Partners LP,
6.75%, 11/01/20 (f)		100	102,250
Massey Energy Co., 6.88%, 12/15/13		90	91,238
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		535	584,487
OPTI Canada, Inc. (b):
9.00%, 12/15/12		750	765,000
9.75%, 8/15/13		300	306,000
Patriot Coal Corp., 8.25%, 4/30/18		135	137,363
Peabody Energy Corp.:
7.38%, 11/01/16		180	203,850
6.50%, 9/15/20		155	173,212
Penn Virginia Resource Partners LP,
8.25%, 4/15/18		85	89,463
Petrohawk Energy Corp.:
10.50%, 8/01/14		285	325,612
7.88%, 6/01/15		165	174,900
7.25%, 8/15/18		165	171,188
Range Resources Corp.:
6.38%, 3/15/15		160	163,200
6.75%, 8/01/20		100	107,250
Swift Energy Co., 7.13%, 6/01/17		290	292,900
Teekay Corp., 8.50%, 1/15/20		240	266,700
Trafigura Beheer BV, 6.38%, 4/08/15	EUR	88	118,805
Whiting Petroleum Corp., 6.50%, 10/01/18	USD	185	198,412
			11,330,133
Paper & Forest Products — 2.7%
Ainsworth Lumber Co. Ltd.,
11.00%, 7/29/15 (b)(c)		405	358,463
Boise Cascade LLC, 7.13%, 10/15/14		90	86,850
Boise Paper Holdings LLC:
9.00%, 11/01/17		125	136,250
8.00%, 4/01/20		100	108,000
Clearwater Paper Corp.:
10.63%, 6/15/16		165	190,163
7.13%, 11/01/18 (b)		120	125,400
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		485	556,537
NewPage Corp., 11.38%, 12/31/14		790	758,400
Norske Skog Canada Ltd., 7.38%, 3/01/14		100	60,000
PH Glatfelter Co., 7.13%, 5/01/16		80	82,200
Verso Paper Holdings LLC:
11.50%, 7/01/14		275	306,625
Series B, 4.04%, 8/01/14 (e)		60	53,850
			2,822,738

		Par
Corporate Bonds		(000)	Value
Pharmaceuticals — 0.7%
Angiotech Pharmaceuticals, Inc.,
4.05%, 12/01/13 (e)	USD	200	$ 167,000
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	216	252,530
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17	USD	140	146,125
7.00%, 10/01/20		180	189,000
			754,655
Professional Services — 0.3%
FTI Consulting, Inc.:
7.75%, 10/01/16		75	79,406
6.75%, 10/01/20 (b)		250	260,938
			340,344
Real Estate Investment Trusts (REITs) — 0.2%
Omega Healthcare Investors, Inc.,
6.75%, 10/15/22 (b)		205	212,175
Road & Rail — 1.4%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		175	188,125
8.25%, 1/15/19 (b)		215	217,150
The Hertz Corp., 7.50%, 10/15/18 (b)		385	396,550
Hertz Holdings Netherlands BV,
8.50%, 7/31/15 (b)	EUR	240	352,406
Syncreon Global Ireland Ltd.,
9.50%, 5/01/18 (b)	USD	260	269,100
			1,423,331
Semiconductors & Semiconductor
Equipment — 0.2%
Advanced Micro Devices, Inc.,
7.75%, 8/01/20 (b)		95	100,700
Linear Technology Corp., Series A,
3.00%, 5/01/27 (d)		85	87,975
			188,675
Specialty Retail — 0.5%
Group 1 Automotive, Inc., 2.25%, 6/15/36 (d)(i)		185	162,106
Michaels Stores, Inc., 7.75%, 11/01/18 (b)		110	108,900
Rent-A-Center Inc., 6.63%, 11/15/20 (b)(f)		90	90,900
Toys 'R' US-Delaware, Inc., 7.38%, 9/01/16 (b)		140	145,775
			507,681
Tobacco — 0.5%
Vector Group Ltd., 11.00%, 8/15/15		460	477,250
Wireless Telecommunication Services — 4.3%
Clearwire Communications LLC,
12.00%, 12/01/15 (b)		60	66,450
Cricket Communications, Inc.:
10.00%, 7/15/15		475	520,125
7.75%, 5/15/16		250	269,375
Crown Castle International Corp.,
7.13%, 11/01/19		150	165,000
Digicel Group Ltd. (b):
8.88%, 1/15/15		100	101,500
9.13%, 1/15/15 (c)		170	172,763
8.25%, 9/01/17		465	488,831
10.50%, 4/15/18		200	220,250
FiberTower Corp.:
9.00%, 1/01/16		24	21,001
9.00%, 1/01/16 (b)		78	67,205

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (continued)

High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Wireless Telecommunication Services (concluded)
Intelsat Jackson Holdings SA,
7.25%, 10/15/20 (b)	USD	245	$ 250,513
iPCS, Inc., 2.41%, 5/01/13 (e)		610	588,650
MetroPCS Wireless, Inc.:
9.25%, 11/01/14		760	796,100
7.88%, 9/01/18		190	203,775
Sprint Capital Corp., 6.88%, 11/15/28		565	532,512
			4,464,050
Total Corporate Bonds — 87.1%			90,106,944
Floating Rate Loan Interests (e)
Chemicals — 0.1%
PQ Corp. (FKA Niagara Acquisition, Inc.), Term
Loan (First Lien), 3.51% – 3.54%, 7/30/14		115	109,831
Commercial Services & Supplies — 0.6%
AWAS Finance Luxembourg Sarl, Term Loan B,
7.75%, 6/10/16		250	254,531
Centerplate, Inc., Term Loan B,
10.75%, 8/24/16		365	358,613
			613,144
Consumer Finance — 0.7%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		750	756,445
Electric Utilities — 0.2%
New Development Holdings LLC, Term Loan,
7.00%, 7/03/17		200	203,075
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien),
11.25%, 9/29/17		300	301,500
Health Care Providers & Services — 0.6%
Harden Healthcare, Inc.:
Add-on Term Loan, 7.00% – 7.75%, 3/02/15		215	210,210
Tranche A Term Loan, 8.50%, 2/22/15		106	104,149
inVentiv Health, Inc. (FKA Ventive Health, Inc.),
Term Loan B, 6.50%, 7/31/16		299	300,653
			615,012
Hotels, Restaurants & Leisure — 0.6%
Travelport LLC (FKA Travelport, Inc.), Loan,
8.37%, 3/27/12		603	563,912
Household Durables — 0.4%
Visant Holding Corp., Term Loan B,
7.00%, 12/20/16		400	403,250
IT Services — 0.4%
First Data Corp, Term Loan:
Initial Tranche B-2, 3.01%, 9/24/14		139	124,738
Initial Tranche B-3, 3.01%, 9/24/14		363	326,226
			450,964
Independent Power Producers & Energy
Traders — 0.8%
Dynegy Holdings, Inc., 4.01%, 4/02/13		47	46,727
Texas Competitive Electric Holdings Co., LLC
(TXU), Term Loan:
Initial Tranche B-1, 3.76% – 3.79%, 10/10/14		88	68,743
Initial Tranche B-3, 3.76% – 3.79%, 10/10/14		849	665,829
			781,299

		Par
Floating Rate Loan Interests (e)		(000)	Value
Media — 0.8%
HMH Publishing Co., Ltd., Tranche A Term Loan,
5.76%, 6/12/14	USD	269	$ 250,938
Newsday, LLC, Fixed Rate Term Loan,
10.50%, 8/01/13		550	585,750
			836,688
Multiline Retail — 0.0%
The Neiman Marcus Group, Inc., Term Loan,
2.29%, 4/06/13		32	31,362
Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien),
1.77%, 6/28/11		100	94,000
Real Estate Management & Development — 0.5%
Realogy Corp., Term Loan (Second Lien),
13.50%, 10/15/17		500	535,834
Specialty Retail — 0.1%
Claire's Stores, Inc., Term Loan B,
3.04% – 3.05%, 5/29/14		74	65,268
Wireless Telecommunication Services — 0.7%
Vodafone Group Plc, Revolving Credit,
6.88%, 7/30/15		750	750,000
Total Floating Rate Loan Interests — 6.9%			7,111,584
	Beneficial
		Interest
Other Interests (k)		(000)
Auto Components — 1.8%
Delphi Debtor-in-Possession Holding Co. LLP		—(l)	1,894,512
Lear Corp. Escrow		200	2,500
Lear Corp. Escrow		220	2,750
			1,899,762
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		90	9
Household Durables — 0.3%
Stanley Martin (m)		1	294,700
Total Other Interests — 2.1%			2,194,471
Preferred Securities
		Par
Capital Trusts		(000)
Commercial Banks — 0.1%
Royal Bank of Scotland Group Plc, Series MTN,
7.64% (n)		100	77,625
Total Capital Trusts — 0.1%			77,625
Preferred Stocks		Shares
Auto Components — 0.2%
Dana Holding Corp., 4.00% (b)(d)		1,300	163,962
Commercial Banks — 0.1%
Royal Bank of Scotland Group Plc, 7.25%		5,137	94,521
Diversified Financial Services — 0.5%
Citigroup, Inc., 7.50% (d)		4,400	543,576

See Notes to Financial Statements.

24 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (continued)

High Income Portfolio

(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50% (d)	4,144	$ 91,914
Real Estate Investment Trusts (REITs) — 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)	3,015	45,044
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O, 4.50% (a)	10,000	5,502
Freddie Mac, Series Z, 8.38%(a)	28,405	15,055
		20,557
Total Preferred Stocks — 0.9%		959,574
Total Preferred Securities — 1.0%		1,037,199
Warrants (o)
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)	76	1
Software — 0.0%
Bankruptcy Management Solutions, Inc.
(Expires 9/29/17)	111	1
HMH Holdings/EduMedia (Expires 3/09/17)	4,865	—
		1
Total Warrants — 0.0%		2
Total Long-Term Investments
(Cost — $96,895,213) — 97.9%		101,271,529
Short-Term Securities
SSgA Prime Money Market, 0.14% (p)	643,979	643,979
Total Short-Term Securities
(Cost — $643,979) — 0.6%		643,979
Total Investments (Cost — $97,539,192*) — 98.5%		101,915,508
Other Assets Less Liabilities — 1.5%		1,508,317
Net Assets — 100.0%		$103,423,825

* The cost and unrealized appreciation (depreciation) of investments as of
October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 97,764,469
Gross unrealized appreciation	$ 7,786,654
Gross unrealized depreciation	(3,635,615)
Net unrealized appreciation	$ 4,151,039

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to quali-
fied institutional investors.
(c) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(d) Convertible security.
(e) Variable rate security. Rate shown is as of report date.

(f) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Credit Suisse International	$ 86,063	$ 1,656
Deutsche Bank Securities, Inc.	$107,363	$ 2,363
JPMorgan Chase Bank NA	$709,538	$18,488
Wells Fargo Bank, NA	$195,175	$ 5,175

(g) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h) Issuer filed for bankruptcy and/or is in default of interest payments.
(i) Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(j) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(k) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(l) Amount is less than $1,000.
(m) The investment is held by a wholly-owned taxable subsidiary of the Portfolio.
(n) Security is perpetual in nature and has no stated maturity date.
(o) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(p) Represents the current yield as of report date.
• For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Foreign currency exchange contracts as of October 31, 2010 were as follows:

						Unrealized
Currency		Currency			Settlement Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)
EUR	769,600	USD	1,027,981	Citibank NA	11/17/10	$ 42,924
USD	5,315,448	EUR	4,172,000	Citibank NA	11/17/10	(489,927)
USD	118,552	CAD	119,500	Citibank NA	1/19/11	1,623
USD	414,541	EUR	299,000	Citibank NA	1/19/11	(1,144)
USD	344,690	GBP	217,000	Citibank NA	1/19/11	(2,780)
Total						$ (449,304)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio's own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of Notes to Financial
Statements.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (concluded)

High Income Portfolio

The following tables summarize the inputs used as of October 31, 2010 in deter-
mining the fair valuation of the Portfolio's investments and derivatives:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments:
Common
Stock	$ 516,004	$ 172,059	$ 133,266	$ 821,329
Corporate
Bonds	—	89,446,277	660,667	90,106,944
Floating Rate
Loan Interests	—	4,579,074	2,532,510	7,111,584
Other Interests	—	—	2,194,471	2,194,471
Preferred
Securities	795,612	241,587	—	1,037,199
Warrants	—	—	2	2
Short-Term
Securities	643,979	—	—	643,979
Liabilities:
Unfunded Loan
Commitments	—	—	(3,339)	(3,339)
Total	$ 1,955,595	$ 94,438,997	$ 5,517,577	$101,912,169

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange
contracts	—	$ 44,547	—	$ 44,547
Liabilities:
Foreign currency
exchange
contracts	—	(493,851)	—	(493,851)
Total	—	$ (449,304)	—	$ (449,304)

1 Derivative financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common	Corporate	Floating Rate	Other
	Stocks	Bonds	Loan Interests	Interests	Warrants	Total
Assets:
Investments in Securities:
Balance, as of April 30, 2010	$ 186,572	$ 518,890	$ 2,056,086	$ 1,940,529	$ 1	$ 4,702,078
Accrued discounts/premiums	—	27,940	10,353	—	—	38,293
Net realized gain (loss)	—	—	18,688	53,556	—	72,244
Net change in unrealized appreciation/depreciation[2]	(53,306)	(210,817)	(74,786)	253,941	(2)	(84,970)
Purchases	—	—	76,903	—	1	76,904
Sales	—	—	(764,690)	(53,555)	—	(818,245)
Transfers in3	—	640,603	2,428,361	—	2	3,068,966
Transfers out[3]	—	(315,949)	(1,218,405)	—	—	(1,534,354)
Balance as of October 31, 2010	$ 133,266	$ 660,667	$ 2,532,510	$ 2,194,471	$ 2	$ 5,520,916

Unfunded Loan
	Commitments	Total
Liabilities:
Investments in Securities:
Balance, as of April 30, 2010	$(10,335)	$(10,335)
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized
appreciation/depreciation[2]	6,996	6,996
Purchases	—	—
Sales	—	—
Transfers in3	—	—
Transfers out[3]	—	—
Balance as of October 31, 2010	$ (3,339)	$ (3,339)

2 Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in the unrealized appreciation/depreciation on the securities still held on October 31, 2010 was $70,129.
3 The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

26 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments October 31, 2010 (Unaudited)

Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 3.6%
CFS Retail Property Trust	488,402	$ 889,245
iSOFT Group Ltd. (a)	2,077,100	195,501
Karoon Gas Australia Ltd. (a)	15,700	144,872
Metcash Ltd.	124,700	533,840
Mount Gibson Iron Ltd. (a)	324,000	643,712
Myer Holdings Ltd.	178,300	671,735
Oil Search Limited	142,400	890,342
Paladin Energy Ltd. (a)	95,300	386,844
Sigma Pharmaceuticals Ltd. (a)	682,300	302,043
		4,658,134
Austria — 1.0%
Schoeller-Bleckmann Oilfield Equipment AG	16,700	1,231,542
Bermuda — 0.7%
Lazard Ltd., Class A	25,920	956,448
Brazil — 0.8%
Porto Seguro SA	18,200	265,566
Santos Brasil Participacoes SA	61,200	820,655
		1,086,221
Canada — 5.2%
Cathedral Energy Services Ltd.	55,000	372,095
Consolidated Thompson Iron Mines Ltd. (a)	45,700	442,706
DiagnoCure, Inc. (a)	510,750	580,910
Dollarama, Inc. (a)	31,300	824,928
Eastern Platinum Ltd. (a)	300,000	547,113
Eldorado Gold Corp.	50,200	850,038
Jaguar Mining, Inc. (a)	51,500	333,205
Lundin Mining Corp. (a)	162,600	1,029,901
Paramount Resources Ltd. (a)	15,000	301,059
Quadra FNX Mining Ltd. (a)	56,600	799,137
Valeant Pharmaceuticals International, Inc. (a)	18,100	499,741
		6,580,833
Cayman Islands — 1.3%
ChinaCache International Holdings
Ltd. — ADR (a)	3,600	86,940
Global Education & Technology
Group Ltd. — ADR (a)	11,800	117,174
Ming Fai International Holdings Ltd.	908,500	362,958
Parkson Retail Group Ltd.	279,700	506,355
Polarcus Ltd. (a)	436,000	437,609
ShangPharma Corp. — ADR (a)	13,500	174,420
		1,685,456
China — 1.0%
Boshiwa International Holding Ltd. (a)	39,300	36,049
China Medical Technologies, Inc. — ADR (a)	4,400	53,152
Shenzhen Expressway Co., Ltd.	975,100	537,447
WuXi PharmaTech Cayman, Inc. — ADR (a)	39,000	642,720
		1,269,368
Finland — 1.2%
Pohjola Bank Plc	50,200	635,105
Ramirent Oyj	77,050	866,833
		1,501,938

Common Stocks	Shares	Value
France — 1.2%
Bonduelle SA	7,500	$ 672,269
Eurofins Scientific SA	8,800	545,029
GameLoft (a)	40,900	254,335
		1,471,633
Germany — 4.8%
Asian Bamboo AG	2,900	148,880
Deutsche Euroshop AG	26,783	1,027,343
GEA Group AG	38,850	1,015,517
Gerresheimer AG (a)	22,700	897,604
Paion AG (a)	62,350	224,149
Rheinmetall AG	19,750	1,421,309
Salzgitter AG	6,100	437,678
Symrise AG	32,200	977,936
		6,150,416
Hong Kong — 1.8%
China Power New Energy Development
Co. Ltd. (a)	746,800	74,476
City Telecom (HK) Ltd. — ADR	11,400	147,972
Clear Media Ltd. (a)	470,000	280,742
Li Ning Co., Ltd.	147,300	421,071
Midland Holdings Ltd.	184,200	186,041
Ports Design Ltd.	232,800	564,269
Techtronic Industries Co.	569,500	577,551
		2,252,122
India — 3.7%
Anant Raj Industries Ltd	97,800	285,910
Apollo Tyres Ltd.	114,600	184,973
Aurobindo Pharma Ltd.	32,900	878,652
Container Corp. of India	18,100	535,908
IDBI Bank Ltd.	216,000	879,554
Indian Overseas Bank	139,200	501,460
PTC India Ltd.	275,300	835,927
United Phosphorus Ltd.	152,000	683,794
		4,786,178
Ireland — 1.4%
Ryanair Holdings Plc — ADR	36,400	1,187,732
XL Group Plc	28,800	609,120
		1,796,852
Israel — 0.8%
NICE Systems Ltd. — ADR (a)	29,600	991,304
Italy — 0.5%
DiaSorin SpA	15,300	628,493
Japan — 2.9%
Asics Corp.	50,250	541,070
CMIC Co. Ltd.	700	200,157
Don Quijote Co., Ltd.	21,900	599,797
Fukuoka Financial Group, Inc.	31,400	121,785
Hisaka Works Ltd.	34,800	400,309
Koito Manufacturing Co., Ltd.	20,100	261,635
Kureha Chemical Industry Co., Ltd.	164,700	934,864
Morinaga Milk Industry Co. Ltd.	79,800	325,550
NGK Insulators Ltd.	24,600	372,454
		3,757,621

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (continued)

Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Malaysia — 0.6%
AirAsia Bhd (a)	1,027,650	$ 817,747
Netherlands — 0.4%
TomTom NV (a)	63,000	553,309
Norway — 0.5%
Acergy SA	31,700	642,005
Singapore — 3.0%
Avago Technologies Ltd. (a)	32,400	799,632
Cityspring Infrastructure Trust	1,832,000	865,949
Keppel Land Ltd.	254,200	873,941
Straits Asia Resources Ltd.	176,000	313,162
Wing Tai Holdings Ltd.	278,500	377,971
Yanlord Land Group Ltd.	431,800	577,232
		3,807,887
South Africa — 0.3%
African Bank Investments Ltd.	67,700	346,988
South Korea — 1.3%
Celltrion, Inc. (a)	38,500	853,017
Dongbu Insurance Co., Ltd.	11,700	413,522
Kangwon Land, Inc.	14,280	336,287
		1,602,826
Spain — 0.6%
Laboratorios Farmaceuticos Rovi SA	107,100	804,897
Sweden — 0.4%
Castellum AB	36,100	472,987
Switzerland — 3.6%
Actelion Ltd. (a)	10,900	544,544
Addex Pharmaceuticals Ltd. (a)	11,700	129,003
Aryzta AG	24,400	1,081,282
Banque Cantonale Vaudoise	300	145,821
Clariant AG (a)	18,200	307,801
Foster Wheeler AG (a)	26,750	626,485
Lindt & Spruengli AG ‘R’	28	802,659
Rieter Holding AG (a)	1,531	443,265
Vontobel Holding AG	13,100	452,196
		4,533,056
Taiwan — 0.7%
China Life Insurance Co. Ltd.	236,808	192,164
Lite-On Technology Corp.	505,334	667,490
		859,654
Thailand — 0.5%
Bank of Ayudhya PCL	18,100	14,611
Bank of Ayudhya PCL — ADR	424,400	338,760
Mermaid Maritime PCL (a)	885,260	313,287
		666,658
United Kingdom — 8.1%
Afren Plc (a)	355,400	736,900
Amec Plc	33,200	577,480
Amlin Plc	81,034	527,761
Antofagasta Plc	17,900	378,892
Britvic Plc	41,300	319,222
Charter International Plc	75,700	896,284
Domino’s Pizza UK & IRL Plc	7,100	55,473
EasyJet Plc (a)	89,350	652,928
G4S Plc	183,300	768,449
GKN Plc	119,800	340,384

Common Stocks	Shares	Value
United Kingdom (concluded)
Halfords Group Plc	103,550	$ 702,746
Hikma Pharmaceuticals Plc	26,700	336,639
Inchcape Plc (a)	95,060	531,219
Intertek Group Plc	28,200	838,167
John Wood Group Plc	91,100	635,667
Premier Oil Plc (a)	21,500	579,115
Rexam Plc	170,490	868,377
Synergy Health Plc	49,600	625,083
		10,370,786
United States — 47.1%
Abercrombie & Fitch Co., Class A	3,000	128,580
Adtran, Inc.	22,700	732,529
Advanced Energy Industries, Inc. (a)	24,700	354,692
Aegerion Pharmaceuticals, Inc. (a)	19,800	215,820
Allscripts Healthcare Solutions, Inc. (a)	19,800	377,982
Alpha Natural Resources, Inc. (a)	14,900	673,033
Aqua America, Inc.	30,900	665,277
Ariba, Inc. (a)	48,600	912,708
Arris Group, Inc. (a)	30,200	281,162
Art Technology Group, Inc. (a)	104,200	436,598
Autoliv, Inc.	9,600	684,480
BMC Software, Inc. (a)	21,100	959,206
Bank of Hawaii Corp.	11,500	496,685
Bill Barrett Corp. (a)	20,900	788,975
BioMarin Pharmaceuticals, Inc. (a)	19,000	497,040
Blackboard, Inc. (a)	23,200	968,368
BorgWarner, Inc. (a)	9,275	520,420
Brocade Communications Systems, Inc. (a)	146,000	922,720
Brooks Automation, Inc. (a)	31,700	215,243
Brown & Brown, Inc.	36,200	806,898
CB Richard Ellis Group, Inc. (a)	41,400	759,690
Cadence Design Systems, Inc. (a)	62,250	527,258
Camden Property Trust	11,100	550,449
CardioNet, Inc. (a)	24,600	125,460
Celanese Corp., Series A	28,700	1,023,155
Checkpoint Systems, Inc. (a)	4,500	99,000
Cliffs Natural Resources, Inc.	4,600	299,920
ComScore, Inc. (a)	19,250	452,568
Core Laboratories NV	3,200	248,864
Corporate Office Properties Trust	16,400	582,036
Covanta Holding Corp.	33,950	535,731
Coventry Health Care, Inc. (a)	24,400	571,448
Cullen/Frost Bankers, Inc.	11,000	576,840
DSP Group, Inc. (a)	92,000	658,720
Delta Air Lines, Inc. (a)	41,000	569,490
Developers Diversified Realty Corp.	30,300	390,870
Digital Realty Trust, Inc.	6,300	376,299
Discover Financial Services, Inc.	36,600	645,990
Drew Industries, Inc. (a)	24,600	518,322
Electronic Arts, Inc. (a)	52,200	827,370
Electronics for Imaging, Inc. (a)	38,200	522,958
Essex Property Trust, Inc.	3,500	395,360
FTI Consulting, Inc. (a)	10,250	363,465
Fidelity National Title Group, Inc., Class A	27,900	373,581
Foot Locker, Inc.	55,100	877,743
Furiex Pharmaceuticals, Inc. (a)	1	12
Guess?, Inc.	24,750	963,270
Home Properties, Inc.	14,700	800,415
IDEX Corp.	28,900	1,042,712

See Notes to Financial Statements.

28 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (continued)

Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
IPC The Hospitalist Co., Inc. (a)	21,900	$ 701,457
ITC Holdings Corp.	17,500	1,095,675
Intersil Corp., Class A	35,300	462,077
j2 Global Communications, Inc. (a)	35,200	927,520
JDS Uniphase Corp. (a)	78,500	825,035
LKQ Corp. (a)	37,800	821,772
Landstar System, Inc.	19,000	714,780
MSCI, Inc. (a)	17,800	638,130
The Macerich Co.	14,458	644,971
Manpower, Inc.	9,400	514,462
Maxim Integrated Products, Inc.	38,900	842,574
Meadowbrook Insurance Group, Inc.	57,800	498,814
Mecox Lane Ltd. — ADR (a)	3,600	58,788
Mentor Graphics Corp. (a)	73,300	791,640
Merit Medical Systems, Inc. (a)	52,300	826,863
Molex, Inc.	37,100	753,130
Nektar Therapeutics (a)	32,700	476,439
Netspend Holdings, Inc. (a)	6,200	85,064
Nordson Corp.	9,400	733,388
Northeast Utilities, Inc.	37,600	1,176,128
Nuance Communications, Inc. (a)	61,700	969,307
Oasis Petroleum, Inc. (a)	34,400	731,688
PMC-Sierra, Inc. (a)	78,600	604,434
Packaging Corp. of America	33,600	820,848
PartnerRe Ltd.	7,200	571,104
Patterson-UTI Energy, Inc.	42,100	817,161
People’s United Financial, Inc.	20,600	253,586
PetroHawk Energy Corp. (a)	16,600	282,366
Pharmaceutical Product Development, Inc.	37,800	975,618
Phillips-Van Heusen Corp.	18,100	1,110,254
Polycom, Inc. (a)	9,350	315,843
QLogic Corp. (a)	53,900	947,023
Radiant Systems, Inc. (a)	1,200	23,412
Regis Corp.	30,150	616,568
SVB Financial Group (a)	7,300	316,382
Senior Housing Properties Trust	30,000	716,700
Silgan Holdings, Inc.	19,600	661,500
Steel Dynamics, Inc.	29,800	432,696
Stratasys, Inc. (a)	18,550	580,986
Support.com Inc. (a)	181,550	1,029,388
The Talbots, Inc. (a)	19,900	194,622
Tanger Factory Outlet Centers, Inc.	17,650	845,788
Terex Corp. (a)	29,800	669,010
Timken Co.	29,900	1,238,458
Urban Outfitters, Inc. (a)	26,200	806,174
Vera Bradley, Inc. (a)	2,400	65,640
The Warnaco Group, Inc. (a)	14,650	778,061
Watsco, Inc.	4,400	246,268
Whiting Petroleum Corp. (a)	4,700	472,068
Winnebago Industries, Inc. (a)	30,650	306,500
Winthrop Realty Trust	17,400	236,640
Zoran Corp. (a)	76,750	543,390
		60,085,602
Total Long-Term Investments
(Cost — 99,501,065) — 99.0%		126,368,961

	Par
Short-Term Securities	(000)	Value
Time Deposits — 0.4%
United States — 0.4%
Brown Brothers Harriman & Co.,
0.11%, 11/01/2010	$ 472	$ 472,078
Total Short-Term Securities
(Cost — $472,078) — 0.4%		472,078
Total Investments (Cost — $99,973,143*) — 99.4%		126,841,039
Other Assets Less Liabilities — 0.6%		752,879
Net Assets — 100.0%		$127,593,918

* The cost and unrealized appreciation (depreciation) of investments as of
October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$103,989,776
Gross unrealized appreciation	$ 26,017,593
Gross unrealized depreciation	(3,166,330)
Net unrealized appreciation	$ 22,851,263

(a) Non-income producing security.
• Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held at	Net	Shares Held at
Affiliate	April 30, 2009	Activity October 31, 2010 Income
BlackRock Liquidity
Series, Money
Market, Series	825,000	(825,000)	—	$ 255

• Foreign currency exchange contracts as of October 31, 2010 were as follows:

						Unrealized
Currency		Currency			Settlement Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)
GBP	9,745	USD	15,349	State Street
				Global Markets	11/01/10	$ 266
EUR	24,140	USD	33,205	State Street
				Global Markets	11/01/10	393
INR	832,390	USD	18,760	Brown Brothers
				Harriman & Co.	11/01/10	(23)
USD	76,193	CHF	75,592	State Street
				Global Markets	11/01/10	(624)
USD	40,847	JPY	3,337,609	State Street
				Global Markets	11/01/10	(630)
USD	63,849	TWD	1,947,399	Brown Brothers
				Harriman & Co.	11/01/10	253
EUR	10,331	USD	14,399	State Street
				Global Markets	11/02/10	(21)
GBP	4,730	USD	7,542	State Street
				Global Markets	11/02/10	36
USD	56,729	CHF	55,815	State Street
				Global Markets	11/02/10	9
GBP	18,972	USD	30,421	State Street
				Global Markets	11/03/10	(21)
Total						$ (362)

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (concluded)

Global SmallCap Portfolio

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For infor-
mation about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial
Statements.

The following tables summarize the inputs used as of October 31, 2010 in deter-
mining the fair valuation of the Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Common
Stocks:
Australia	$ 386,844	$ 4,271,290	—	$ 4,658,134
Austria	—	1,231,542	—	1,231,542
Bermuda	956,448	—	—	956,448
Brazil	1,086,221	—	—	1,086,221
Canada	6,580,833	—	—	6,580,833
Cayman Islands	378,534	1,306,922	—	1,685,456
China	731,921	537,447	—	1,269,368
Finland	—	1,501,938	—	1,501,938
France	545,029	926,604	—	1,471,633
Germany	1,251,492	4,898,924	—	6,150,416
Hong Kong	428,714	1,823,408	—	2,252,122
India	—	4,786,178	—	4,786,178
Ireland	1,796,852	—	—	1,796,852
Israel	991,304	—	—	991,304
Italy	—	628,493	—	628,493
Japan	—	3,757,621	—	3,757,621
Malaysia	—	817,747	—	817,747
Netherlands	—	553,309	—	553,309
Norway	—	642,005	—	642,005
Singapore	799,632	3,008,255	—	3,807,887
South Africa	—	346,988	—	346,988
South Korea	—	1,602,826	—	1,602,826
Spain	—	804,897	—	804,897
Sweden	—	472,987	—	472,987
Switzerland	755,488	3,777,568	—	4,533,056
Taiwan	—	859,654	—	859,654
Thailand	338,760	327,898	—	666,658
United Kingdom	625,083	9,745,703	—	10,370,786
United States	60,085,602	—	—	60,085,602
Short-Term
Securities:
United States
Time Deposits	—	472,078	—	472,078
Total	$77,738,757	$ 49,102,282	—	$126,841,039
Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange
contracts	—	$ 957	—	$ 957
Liabilities:
Foreign currency
exchange
contracts	—	$ (1,319)	—	$ (1,319)
Total	—	$ (362)	—	$ (362)

1 Derivative financial instruments are foreign currency exchange contracts.
Foreign currency exchange contracts are shown at the unrealized apprecia-
tion/depreciation on the instrument.

See Notes to Financial Statements.

30 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments October 31, 2010 (Unaudited)

Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.4%
Alliant Techsystems, Inc. (a)	11,300	$ 861,512
Curtiss-Wright Corp.	25,900	799,792
		1,661,304
Airlines — 0.5%
Delta Air Lines, Inc. (a)	40,300	559,767
Auto Components — 0.3%
BorgWarner, Inc. (a)	5,800	325,438
Automobiles — 0.5%
Thor Industries, Inc.	19,500	614,055
Capital Markets — 0.5%
Jefferies Group, Inc. New Shares	13,800	330,234
Raymond James Financial, Inc.	10,800	304,776
		635,010
Chemicals — 1.8%
Cytec Industries, Inc.	17,100	846,792
FMC Corp.	15,800	1,154,980
Huntsman Corp.	13,600	188,360
		2,190,132
Commercial Banks — 4.8%
Associated Banc-Corp.	63,700	807,079
BancorpSouth, Inc.	38,000	501,220
Bank of Hawaii Corp.	13,800	596,022
City National Corp.	5,300	273,321
Commerce Bancshares, Inc.	7,600	279,984
Cullen/Frost Bankers, Inc.	17,900	938,676
FirstMerit Corp.	26,600	456,988
Fulton Financial Corp.	38,600	360,524
Marshall & Ilsley Corp.	33,300	196,803
Regions Financial Corp.	118,700	747,810
TCF Financial Corp.	51,700	680,372
		5,838,799
Communications Equipment — 1.8%
Brocade Communications Systems, Inc. (a)	141,300	893,016
JDS Uniphase Corp. (a)	76,200	800,862
Tellabs, Inc.	78,500	535,370
		2,229,248
Construction & Engineering — 1.5%
Foster Wheeler AG (a)	11,200	262,304
Jacobs Engineering Group, Inc. (a)	17,400	671,814
URS Corp. (a)	22,800	887,604
		1,821,722
Consumer Finance — 0.9%
Discover Financial Services, Inc.	60,600	1,069,590
Containers & Packaging — 2.1%
Bemis Co.	18,400	584,384
Owens-Illinois, Inc. (a)	24,600	689,538
Packaging Corp. of America	11,600	283,388
Sonoco Products Co.	28,900	968,150
		2,525,460
Distributors — 0.8%
Genuine Parts Co.	19,800	947,628
Diversified Consumer Services — 0.5%
Regis Corp.	28,100	574,645

Common Stocks	Shares	Value
Diversified Telecommunication Services — 1.2%
Qwest Communications International, Inc.	224,000	$ 1,478,400
Electric Utilities — 1.8%
DPL, Inc.	26,000	678,600
Hawaiian Electric Industries, Inc.	16,300	367,402
Northeast Utilities, Inc.	35,400	1,107,312
		2,153,314
Electrical Equipment — 0.7%
Ametek, Inc.	16,100	870,205
Electronic Equipment, Instruments
& Components — 3.3%
Arrow Electronics, Inc. (a)	32,400	959,364
Avnet, Inc. (a)	44,200	1,316,276
Ingram Micro, Inc., Class A (a)	52,700	930,682
Molex, Inc.	36,700	745,010
		3,951,332
Energy Equipment & Services — 2.5%
Dresser-Rand Group, Inc. (a)	34,800	1,190,856
Patterson-UTI Energy, Inc.	42,800	830,748
Superior Energy Services, Inc. (a)	34,900	963,938
		2,985,542
Food Products — 0.9%
The J.M. Smucker Co.	8,600	552,808
Smithfield Foods, Inc. (a)	33,800	566,150
		1,118,958
Gas Utilities — 1.8%
Nicor, Inc.	13,100	623,953
South Jersey Industries, Inc.	8,800	443,168
UGI Corp.	39,000	1,173,510
		2,240,631
Health Care Equipment & Supplies — 4.9%
Alere Inc. (a)	13,500	398,925
Beckman Coulter, Inc.	33,500	1,783,540
CareFusion Corp. (a)	47,000	1,134,580
Dentsply International, Inc.	53,600	1,682,504
Kinetic Concepts, Inc. (a)	24,300	924,129
		5,923,678
Health Care Providers & Services — 2.7%
Coventry Health Care, Inc. (a)	66,300	1,552,746
Health Net, Inc. (a)	40,200	1,080,978
Tenet Healthcare Corp. (a)	134,100	584,676
		3,218,400
Household Durables — 1.6%
Jarden Corp.	23,800	763,028
Lennar Corp., Class A	48,200	699,382
MDC Holdings, Inc.	20,700	533,025
		1,995,435
Household Products — 2.3%
Church & Dwight Co., Inc.	9,800	645,330
Clorox Co.	15,300	1,018,215
Energizer Holdings, Inc. (a)	15,300	1,144,134
		2,807,679

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (continued)

Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services — 1.6%
Acxiom Corp. (a)	27,400	$ 480,870
Amdocs Ltd. (a)	27,200	834,496
Convergys Corp. (a)	48,000	543,360
CoreLogic, Inc. (a)	6,000	105,420
		1,964,146
Industrial Conglomerates — 0.2%
Textron, Inc.	14,600	303,972
Insurance — 8.6%
American Financial Group, Inc.	28,700	877,646
Arch Capital Group Ltd. (a)	7,200	622,008
Arthur J. Gallagher & Co.	39,900	1,123,584
Brown & Brown, Inc.	35,000	780,150
Everest Re Group Ltd.	12,600	1,061,928
Fidelity National Title Group, Inc., Class A	51,600	690,924
First American Financial Corp.	23,900	335,556
HCC Insurance Holdings, Inc.	25,200	667,296
The Hanover Insurance Group, Inc.	22,200	1,004,550
Mercury General Corp.	7,100	301,608
PartnerRe Ltd.	4,800	380,736
ProAssurance Corp. (a)	12,200	701,378
Protective Life Corp.	5,500	131,835
Reinsurance Group of America, Inc.	11,200	560,784
W.R. Berkley Corp.	42,700	1,175,104
		10,415,087
Internet Software & Services — 1.0%
IAC/InterActiveCorp. (a)	45,400	1,266,660
Leisure Equipment & Products — 1.0%
Mattel, Inc.	50,900	1,187,497
Life Sciences Tools & Services — 1.6%
Affymetrix, Inc. (a)	52,200	233,856
Pharmaceutical Product Development, Inc.	65,700	1,695,717
		1,929,573
Machinery — 8.1%
AGCO Corp. (a)	24,100	1,023,527
Dover Corp.	24,800	1,316,880
Harsco Corp.	20,200	468,236
IDEX Corp.	23,000	829,840
Joy Global, Inc.	11,700	830,115
Kennametal, Inc.	20,900	713,526
Parker Hannifin Corp.	20,500	1,569,275
SPX Corp.	14,800	992,488
Terex Corp. (a)	31,400	704,930
Timken Co.	33,400	1,383,428
		9,832,245
Media — 1.0%
Harte-Hanks, Inc.	96,900	1,170,552
Metals & Mining — 1.7%
Carpenter Technology Corp.	19,600	698,936
Cliffs Natural Resources, Inc.	20,000	1,304,000
		2,002,936
Multi-Utilities — 4.7%
Alliant Energy Corp.	37,500	1,369,875
MDU Resources Group, Inc.	30,700	611,851
NSTAR	18,600	775,806

Common Stocks	Shares	Value
Multi-Utilities (concluded)
OGE Energy Corp.	15,200	$ 671,232
Vectren Corp.	26,500	725,570
Wisconsin Energy Corp.	26,500	1,577,810
		5,732,144
Multiline Retail — 0.5%
JCPenney Co., Inc.	19,200	598,656
Oil, Gas & Consumable Fuels — 4.6%
Arch Coal, Inc.	29,300	720,487
Cabot Oil & Gas Corp., Class A	13,400	388,332
Frontier Oil Corp.	35,800	474,350
Oasis Petroleum, Inc. (a)	42,500	903,975
PetroHawk Energy Corp. (a)	43,700	743,337
SM Energy Co.	21,100	879,448
Whiting Petroleum Corp. (a)	15,000	1,506,600
		5,616,529
Personal Products — 0.4%
Alberto-Culver Co.	12,900	481,041
Pharmaceuticals — 1.7%
Forest Laboratories, Inc. (a)	36,200	1,196,410
King Pharmaceuticals, Inc. (a)	62,400	882,336
		2,078,746
Real Estate Investment Trusts (REITs) — 6.2%
AMB Property Corp.	40,200	1,133,238
American Campus Communities, Inc.	20,900	661,067
BioMed Realty Trust, Inc.	38,100	699,135
Camden Property Trust	9,300	461,187
CommonWealth REIT	34,000	865,300
Corporate Office Properties Trust	13,000	461,370
Essex Property Trust, Inc.	6,500	734,240
Federal Realty Investment Trust	9,500	778,810
Highwoods Properties, Inc.	9,700	321,361
The Macerich Co.	9,207	410,724
ProLogis	73,300	1,000,545
		7,526,977
Real Estate Management & Development — 0.4%
Jones Lang LaSalle, Inc.	5,800	452,748
Road & Rail — 0.2%
Con-way, Inc.	5,600	184,856
Semiconductors & Semiconductor
Equipment — 1.5%
Intersil Corp., Class A	29,800	390,082
Microchip Technology, Inc.	18,600	598,548
RF Micro Devices, Inc. (a)	116,300	847,827
		1,836,457
Software — 3.4%
CA, Inc.	45,500	1,056,055
Electronic Arts, Inc. (a)	47,300	749,705
Novell, Inc. (a)	64,900	384,857
Synopsys, Inc. (a)	31,800	813,444
TIBCO Software, Inc. (a)	55,200	1,060,944
		4,065,005

See Notes to Financial Statements.

32 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Schedule of Investments (concluded)

Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail — 3.5%
Foot Locker, Inc.	71,900	$ 1,145,367
The Gap, Inc.	24,100	458,141
Limited Brands, Inc.	38,500	1,131,515
RadioShack Corp.	23,400	471,042
Urban Outfitters, Inc. (a)	32,600	1,003,102
		4,209,167
Textiles, Apparel & Luxury Goods — 1.7%
Phillips-Van Heusen Corp.	13,900	852,626
VF Corp.	13,100	1,090,444
Vera Bradley, Inc. (a)	3,000	82,050
		2,025,120
Thrifts & Mortgage Finance — 1.9%
First Niagara Financial Group, Inc.	49,800	590,130
New York Community Bancorp, Inc. (b)	75,700	1,281,601
Washington Federal, Inc.	26,800	402,804
		2,274,535
Water Utilities — 1.0%
Aqua America, Inc. (b)	55,700	1,199,221
Total Long-Term Investments
(Cost — $91,622,530) — 97.6%		118,090,242
	Par
Short-Term Securities	(000)
Time Deposit — 3.4%
Brown Brothers Harriman & Co.,
0.11% 11/01/10 (c)	$ 4,110	4,110,079
	Beneficial
	Interest
	(000)
Money Market Fund — 1.6%
BlackRock Liquidity Series, LLC
Money Market Series, 0.39% (c)(d)(e)	1,975	1,975,000
Total Short-Term Securities
(Cost — $6,085,079) — 5.0%		6,085,079
Total Investments (Cost — $97,707,609*) — 102.6%		124,175,321
Liabilities in Excess of Other Assets — (2.6)%		(3,205,142)
Net Assets — 100.0%		$120,970,179

* •The cost and unrealized appreciation (depreciation) of investments as of
October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 99,002,935
Gross unrealized appreciation	$ 26,809,618
Gross unrealized depreciation	(1,637,232)
Net unrealized appreciation	$ 25,172,386

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Represents the current yield as of report date.

(d) Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at	Net	Shares Held at
Affiliate	April 30, 2009	Activity	October 31, 2010 Income
BlackRock Liquidity
Series, LLC Money
Market Series	$2,049,458	$(74,458) $1,975,000 $ 1,533

(e) Security was purchased with the cash collateral from loaned securities.
• For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to
Financial Statements.
The following table summarizes the inputs used as of October 31, 2010 in deter-
mining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	$118,090,242	—	—	$118,090,242
Short-Term
Securities:
Time
Deposits	—	$ 4,110,079	—	4,110,079
Money
Market Fund	—	1,975,000	—	1,975,000
Total	$118,090,242	$ 6,085,079	—	$124,175,321

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Statements of Assets and Liabilities
	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
October 31, 2010 (Unaudited)	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments at value — unaffiliated[1,2]	$269,913,107	$101,915,508	$126,841,039	$122,200,321
Investments at value — affiliated[3]	—	—	—	1,975,000
Unrealized appreciation on swaps	404,365	—	—	—
Unrealized appreciation on foreign currency exchange contracts	—	44,547	957	—
Cash pledged as collateral for financial futures contracts	143,000	—	—	—
Cash	—	153	—	—
Foreign currency at value[4]	—	1,282	708,749	—
Investments sold receivable	113,177,520	1,081,832	471,111	479,794
TBA sales commitments receivable	81,669,938	—	—	—
Interest receivable	722,863	1,903,158	—	—
Capital shares sold receivable	166,286	219,734	154,695	296,068
Swaps receivable	118,684	—	—	—
Swap premiums paid	36,572	—	—	—
Principal paydowns receivable	34,133	2,500,000	—	—
Investment advisory fees receivable	21,010	22,223	24,455	15,755
Margin variation receivable	2,335	—	—	—
Securities lending income receivable — affiliated	—	—	—	433
Dividends receivable	—	—	147,287	79,172
Prepaid expenses	8,022	9,110	7,817	10,520
Other assets	11,401	2,789	—	—
Total assets	466,429,236	107,700,336	128,356,110	125,057,063
Liabilities
TBA sale commitments at value[5]	81,796,183	—	—	—
Reverse repurchase agreements	18,758,000	—	—	—
Collateral on securities loaned, at value	—	—	—	1,975,000
Options written, at value[6]	19,886	—	—	—
Unrealized depreciation on foreign currency exchange contracts	—	493,851	1,319	—
Unrealized depreciation on unfunded loan commitments	—	3,339	—	—
Unrealized depreciation on swaps	481,121	—	—	—
Investments purchased payable	232,228,947	3,014,997	497,721	1,855,857
Capital shares redeemed payable	1,316,487	77,807	100,378	242,946
Income dividends payable	472,353	680,482	—	—
Swap premiums received	172,598	—	—	—
Swaps payable	107,140	—	—	—
Interest expense payable	2,475	—	—	—
Other affiliates payable	821	540	731	722
Officer's and Trustees' fees payable	64	414	470	459
Deferred foreign capital gain tax	—	—	78,418	—
Other accrued expenses payable	11,372	5,081	61,402	11,900
Other liabilities payable	—	—	21,753	—
Total Liabilities	335,367,447	4,276,511	762,192	4,086,884
Net Assets	$131,061,789	$103,423,825	$127,593,918	$120,970,179
Net Assets Consist of
Paid-in capital[7]	$120,657,189	$112,251,568	$126,695,652	$134,460,480
Undistributed (distributions in excess of) net investment income	903,530	(74,071)	(169,794)	1,058,799
Undistributed (accumulated) net realized gain (loss)	6,596,852	(12,688,788)	(25,723,743)	(41,016,812)
Net unrealized appreciation/depreciation	2,904,218	3,935,116	26,791,803	26,467,712
Net Assets	$131,061,789	$103,423,825	$127,593,918	$120,970,179
Net asset value per share	$ 10.90	$ 9.78	$ 11.71	$ 10.15
[1] Investments at cost — unaffiliated	$266,634,706	$ 97,539,192	$ 99,973,143	$ 95,732,609
[2] Securities loaned at value	—	—	—	$ 1,923,000
[3] Investments at cost — affiliated	—	—	—	$ 1,975,000
[4] Foreign currency at cost	—	$ 1,274	$ 708,408	—
[5] Proceeds from TBA sale commitments	$ 81,669,938	—	—	—
[6] Premiums received	$ 25,872	—	—	—
[7] Shares outstanding, unlimited shares authorized, $0.01 par value per share	12,025,624	10,578,008	10,894,563	11,924,014
See Notes to Financial Statements.

34 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Statements of Operations
	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
Six Months Ended October 31, 2010 (Unaudited)	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income
Interest	$ 2,947,349	$ 3,655,301	—	—
Dividends	—	34,942	$ 1,173,907	$ 1,053,159
Foreign taxes withheld	—	—	(82,458)	—
Income — affiliated	6	—	—	—
Securities lending — affiliated	—	—	255	1,533
Facility and other fees	—	11,603	—	—
Total income	2,947,355	3,701,846	1,091,704	1,054,692
Expenses
Investment advisory	299,036	183,662	495,793	372,148
Professional	27,469	39,815	30,201	26,220
Custodian	20,444	11,469	58,319	11,159
Transfer agent	15,868	15,366	26,045	25,442
Printing	14,212	10,877	14,188	13,667
Registration	11,158	13,403	11,954	11,681
Officer and Trustees	10,606	9,776	11,113	10,927
Accounting services	9,973	9,586	9,273	9,173
Miscellaneous	24,858	24,761	16,878	7,850
Total expenses excluding interest expense	433,624	318,715	673,764	488,267
Interest expense	7,151	421	—	—
Total expenses	440,775	319,136	673,764	488,267
Less fees waived and reimbursed by advisor	(433,624)	(318,715)	(673,764)	(488,267)
Total expenses after fees waived and reimbursed	7,151	421	—	—
Net investment income	2,940,204	3,701,425	1,091,704	1,054,692
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,401,834	873,681	2,225,281[1]	4,085,274
Financial futures contracts	(1,026,373)	—	—	—
Foreign currency transactions	—	322,695	3,514	—
Options written	18,579	—	—	—
Swaps	307,898	—	—	—
	4,701,938	1,196,376	2,228,795	4,085,274
Net change in unrealized appreciation/depreciation on:
Investments	2,134,482	1,593,538	273,727[2]	(3,755,763)
Financial futures contracts	(99,477)	—	—	—
Foreign currency transactions	—	(527,643)	5,053	—
Option written and structured options	(91,376)	—	—	—
Unfunded corporate loans	—	6,996	—	—
Swaps	(539,862)	—	—	—
	1,403,767	1,072,891	278,780	(3,755,763)
Total realized and unrealized gain	6,105,705	2,269,267	2,507,575	329,511
Net Increase in Net Assets Resulting from Operations	$ 9,045,909	$ 5,970,692	$ 3,599,279	$ 1,384,203

1 Including $21,753 foreign capital gain tax.
2 Including $78,418 deferred foreign capital gain tax.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Statements of Changes in Net Assets
	U.S. Mortgage Portfolio		High Income Portfolio
	Six Months		Six Months
	Ended	Year	Ended	Year
	October 31,	Ended	October 31,	Ended
	2010	April 30,	2010	April 30,
Increase (Decrease) in Net Assets	(Unaudited)	2010	(Unaudited)	2010
Operations
Net investment income	$ 2,940,204	$ 6,151,442	$ 3,701,425	$ 8,720,185
Net realized gain	4,701,938	5,450,353	1,196,376	2,626,545
Net change in unrealized appreciation/depreciation	1,403,767	5,342,450	1,072,891	23,116,832
Net increase in net assets resulting from operations	9,045,909	16,944,245	5,970,692	34,463,562
Dividends and Distributions to Shareholders From
Net investment income	(2,791,946)	(6,239,727)	(3,700,417)	(8,982,966)
Net realized gain	—	(2,045,010)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(2,791,946)	(8,284,737)	(3,700,417)	(8,982,966)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(4,705,745)	11,085,417	15,034,908	(15,995,543)
Net Assets
Total increase in net assets	1,548,218	19,744,925	17,305,183	9,485,053
Beginning of period	129,513,571	109,768,646	86,118,642	76,633,589
End of period	$131,061,789	$129,513,571	$103,423,825	$ 86,118,642
Undistributed (distributions in excess of) net investment income	$ 903,530	$ 755,272	$ (74,071)	$ (75,079)
			Mid Cap Value
	Global SmallCap Portfolio		Opportunities Portfolio
	Six Months		Six Months
	Ended	Year	Ended	Year
	October 31,	Ended	October 31,	Ended
	2010	April 30,	2010	April 30,
Increase (Decrease) in Net Assets	(Unaudited)	2010	(Unaudited)	2010
Operations
Net investment income	$ 1,091,704	$ 1,757,257	$ 1,054,692	$ 2,134,746
Net realized gain	2,228,795	9,246,090	4,085,274	14,757,893
Net change in unrealized appreciation/depreciation	278,780	32,658,916	(3,755,763)	32,234,497
Net increase in net assets resulting from operations	3,599,279	43,662,263	1,384,203	49,127,136
Dividends to Shareholders From
Net investment income	(1,863,127)	(3,136,752)	(589,870)	(1,858,026)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,559,856)	(22,346,821)	(3,895,673)	(28,596,427)
Net Assets
Total increase (decrease) in net assets	176,296	18,178,690	(3,101,340)	18,672,683
Beginning of period	127,417,622	109,238,932	124,071,519	105,398,836
End of period	$127,593,918	$127,417,622	$120,970,179	$124,071,519
Undistributed (distributions in excess of) net investment income	$ (169,794)	$ 601,629	$ 1,058,799	$ 607,693
See Notes to Financial Statements.

36 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Financial Highlights
			U.S. Mortgage Portfolio
	Six Months
	Ended					Period
	October 31,					July 29, 2005[1]
			Year Ended April 30,
	2010					to April 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.39	$ 9.64	$ 9.88	$ 9.90	$ 9.72	$ 10.00
Net investment income[2]	0.24	0.53	0.56	0.56	0.53	0.34
Net realized and unrealized gain (loss)	0.50	0.93	(0.26)	(0.02)	0.15	(0.28)
Net increase from investment operations	0.74	1.46	0.30	0.54	0.68	0.06
Dividends and distributions from:
Net investment income	(0.23)	(0.54)	(0.54)	(0.56)	(0.50)	(0.34)
Net realized gain	—	(0.17)	—	—	—	—
Total dividends and distributions	(0.23)	(0.71)	(0.54)	(0.56)	(0.50)	(0.34)
Net asset value, end of period	$ 10.90	$ 10.39	$ 9.64	$ 9.88	$ 9.90	$ 9.72
Total Investment Return[3]
Based on net asset value	7.19%[4]	15.52%	3.26%	5.63%	7.19%	0.57%[4]
Ratios to Average Net Assets
Total expenses	0.68%[5]	0.71%	0.83%	1.02%	0.67%	0.75%[5]
Total expenses after fees waived, reimbursed and paid indirectly	0.01%[5]	0.01%	0.19%	0.39%	0.00%	0.00%[5]
Total expenses after fees waived, reimbursed and paid indirectly
and excluding interest expense	0.00%[5]	0.00%	0.00%[6]	0.00%[6]	0.00%	0.00%[5]
Net investment income	4.52%[5]	5.18%	5.82%	5.64%	5.37%	4.57%[5]
Supplemental Data
Net assets, end of period (000)	$ 131,062	$129,514	$ 109,769	$ 142,254	$ 120,677	$ 83,031
Portfolio turnover	719%[7]	1,371%[8]	1,642%[9]	2,804%[10]	1,316%	382%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Less than 0.01%.
7 Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 398%.
8 Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 517%.
9 Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 444%.
10 Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 686%.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Financial Highlights (continued)
			High Income Portfolio
	Six Months
	Ended					Period
	October 31,					July 29, 2005[1]
			Year Ended April 30,
	2010					to April 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 9.59	$ 7.10	$ 9.36	$ 10.29	$ 9.95	$ 10.00
Net investment income[2]	0.38	0.87	0.80	0.82	0.78	0.54
Net realized and unrealized gain (loss)	0.19	2.51	(2.24)	(0.93)	0.36	0.03
Net increase (decrease) from investment operations	0.57	3.38	(1.44)	(0.11)	1.14	0.57
Dividends and distributions from:
Net investment income	(0.38)	(0.89)	(0.82)	(0.82)	(0.80)	(0.62)
Net realized gain	—	—	—	(0.00)[3]	—	—
Total dividends and distributions	(0.38)	(0.89)	(0.82)	(0.82)	(0.80)	(0.62)
Net asset value, end of period	$ 9.78	$ 9.59	$ 7.10	$ 9.36	$ 10.29	$ 9.95
Total Investment Return[4]
Based on net asset value	6.31%[5]	49.58%	(15.17)%	(0.98)%	11.98%	6.01%[5]
Ratios to Average Net Assets
Total expenses	0.71%[6]	0.72%	0.67%	0.62%	0.66%	0.72%[6]
Total expenses after fees waived, reimbursed and paid indirectly	0.00%[6,7]	0.01%	0.00%	0.00%	0.00%	0.00%[6]
Total expenses after fees waived, reimbursed and paid indirectly
and excluding interest expense	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%[6]
Net investment income	8.26%[6]	10.05%	10.37%	8.47%	7.97%	8.24%[6]
Supplemental Data
Net assets, end of period (000)	$ 103,424	$ 86,119	$ 76,634	$ 113,638	$ 94,768	$ 89,219
Portfolio turnover	43%	106%	80%	58%	91%	61%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than ($0.01) per share.
4 Where applicable, total investment returns include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Amount is less than 0.01%.

See Notes to Financial Statements.

38 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Financial Highlights (continued)
			Global SmallCap Portfolio
	Six Months
	Ended					Period
	October 31,					August 2, 2005[1]
			Year Ended April 30,
	2010					to April 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 11.53	$ 8.28	$ 12.38	$ 13.36	$ 11.84	$ 10.00
Net investment income[2]	0.10	0.14	0.17	0.19	0.21	0.12
Net realized and unrealized gain (loss)	0.25	3.36	(3.93)	0.26	1.51	1.73
Net increase (decrease) from investment operations	0.35	3.50	(3.76)	0.45	1.72	1.85
Dividends and distributions from:
Net investment income	(0.17)	(0.25)	(0.10)	(0.34)	(0.10)	(0.01)
Net realized gain	—	—	(0.24)	(1.09)	(0.10)	(0.00)[3]
Total dividends and distributions	(0.17)	(0.25)	(0.34)	(1.43)	(0.20)	(0.01)
Net asset value, end of period	$ 11.71	$ 11.53	$ 8.28	$ 12.38	$ 13.36	$ 11.84
Total Investment Return[4]
Based on net asset value	3.19%[5]	42.81%	(31.22)%	2.85%	15.03%	18.56%[5]
Ratios to Average Net Assets
Total expenses	1.16%[6]	1.16%	1.26%	1.22%	1.29%	1.47%[6]
Total expenses after fees waived and reimbursed	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%[6]
Net investment income	1.87%[6]	1.41%	1.79%	1.48%	1.74%	1.51%[6]
Supplemental Data
Net assets, end of period (000)	$ 127,594	$127,418	$ 109,239	$ 164,383	$ 134,370	$ 79,601
Portfolio turnover	39%	81%	120%	110%	96%	63%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than ($0.01) per share.
4 Where applicable, total investment returns include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Financial Highlights (concluded)
		Mid Cap Value Opportunities Portfolio
	Six Months
	Ended					Period
	October 31,					August 2, 2005[1]
			Year Ended April 30,
	2010					to April 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.06	$ 6.78	$ 9.97	$ 11.95	$ 11.50	$ 10.00
Net investment income[2]	0.09	0.15	0.15	0.13	0.15	0.11
Net realized and unrealized gain (loss)	0.05	3.26	(3.17)	(0.80)	1.15	1.48
Net increase (decrease) from investment operations	0.14	3.41	(3.02)	(0.67)	1.30	1.59
Dividends and distributions from:
Net investment income	(0.05)	(0.13)	(0.17)	(0.12)	(0.13)	(0.06)
Net realized gain	—	—	—	(1.19)	(0.72)	(0.03)
Total dividends and distributions	(0.05)	(0.13)	(0.17)	(1.31)	(0.85)	(0.09)
Net asset value, end of period	$ 10.15	$ 10.06	$ 6.78	$ 9.97	$ 11.95	$ 11.50
Total Investment Return[3]
Based on net asset value	1.42%[4]	50.68%	(30.28)%	(6.54)%	12.51%	15.97%[4]
Ratios to Average Net Assets
Total expenses	0.85%[5]	0.86%	0.86%	0.85%	0.89%	1.00%[5]
Total expenses after fees waived and reimbursed	0.00%[5]	0.00%	0.00%	0.00%	0.00%	0.00%[5]
Net investment income	1.84%[5]	1.78%	1.86%	1.22%	1.34%	1.43%[5]
Supplemental Data
Net assets, end of period (000)	$ 120,970	$124,072	$ 105,399	$ 160,316	$ 127,259	$ 78,386
Portfolio turnover	25%	81%	179%	148%	78%	84%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

40 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

Managed Account Series (the “Fund”) is registered under the Investment
Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a
Delaware statutory trust. U.S. Mortgage Portfolio, High Income Portfolio,
Global Small Cap Portfolio and Mid Cap Value Opportunities Portfolio
(collectively, the“Portfolios” or individually, the “Portfolio”) are each a series of the Fund. Each Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United
States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and dis-
closures in the financial statements. Actual results could differ from those estimates.

Investors may only purchase shares in High Income Portfolio, Global
SmallCap Portfolio and Mid Cap Value Opportunities Portfolio by entering into a wrap-fee program or other managed account. Participants in wrap-
fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the "Board"). The Portfolios value their bond investments on the basis of last available bid prices or cur-
rent market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In deter-
mining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independ-
ent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced
("TBA") commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agree-
ments are valued utilizing quotes received daily by the Portfolios' pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying refer-
ence instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolios value their investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its invest-
ments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange
Commission (“SEC”) under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money
Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is deter-
mined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Notes to Financial Statements (continued)

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Portfolio's net assets. If events (for example, a company announcement, market volatil-
ity or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-
traded equity securities and foreign exchange-traded and OTC options
(the “Systematic Fair Value Price”). Using current market factors, the
Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the
NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolios' books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the trans-
actions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Portfolios' investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolios report foreign currency related transactions as compo-
nents of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: Certain Portfolios may
invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instru-

ments, which are also known as collateralized obligations, and are gen-
erally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obliga-
tions of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans)
may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as bor-
rowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security sub-
ject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-
backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase certain mortgage pass-through securi-
ties. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mort-
gage-related securities guaranteed by the Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United
States. However, mortgage-related securities issued by the Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed
Mortgage Pass-Through Certificates, which are solely the obligations of
Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-
through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.
Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and
POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be

42 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Notes to Financial Statements (continued)

extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, gener-
ally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Portfolios may invest in preferred stocks.
Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabil-
ities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a pre-
ferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Portfolios may invest in floating rate loan interests. The floating rate loan interests the Portfolio holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the
“lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR
(London Inter Bank Offered Rate), the prime rate offered by one or more
US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Portfolio considers these investments to be investments in debt securities for purposes of their investment policies.

When a Portfolio buys a floating rate loan interest it may receive a facil-
ity fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Portfolio earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Portfolio may invest in such loans in the form of participa-
tions in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolio having a contractual relationship only with the lender, not with the bor-
rower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the
Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the
Participation. As a result, the Portfolio will assume the credit risk of

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Notes to Financial Statements (continued)

both the borrower and the lender that is selling the Participation. The
Portfolios' investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the
Participation, the Portfolio may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Borrowed Bond Agreements: In a borrowed bond agreement, the
Portfolio borrows securities from a third party at an agreed-upon rate, with the commitment that the securities be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to enable the Portfolio to settle short bond positions. To support the bor-
rowing, the Portfolio’s third party broker or prime broker takes possession of collateral of securities or cash that will be released upon termination of the borrowing. The value of the underlying collateral securities or cash approximates the market value of the borrowed bond transaction, inc-
luding accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral in the possession of the Portfolio’s prime broker or third party broker is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default by the counterparty and the value of noncash collateral increases, the Portfolio’s amount of loss is the unrealized gain of the collateral. Full realization of the collateral by the Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Portfolio may also experience delays in gaining access to the collateral.

Forward Commitments and When-Issued Delayed Delivery Securities:
The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchas-
ing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the
Portfolios' maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

TBA Commitments: Certain Portfolios may enter into TBA commitments.
TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mort-
gage terms. The Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-
backed securities but can extend the settlement or roll the transaction.
TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers.
In a reverse repurchase agreement, the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time.
Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve lever-
age risk and also the risk that the market value of the securities that the
Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolio’s obligation to repurchase the securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the

44 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Notes to Financial Statements (continued)

income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the
Portfolios. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon purchase price of those securities. If investment per-
formance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Portfolios either deliver collateral or segregate assets in connection with certain invest-
ments (e.g., dollar rolls, TBA sale commitments, financial futures con-
tracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), the Portfolios will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Portfolios have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: For Global SmallCap Portfolio and MidCap
Value Opportunities Portfolio, dividends from net investment income and distributions of capital gains paid by each Portfolio are recorded on the ex-dividend dates. For U.S. Mortgage Portfolio and High Income
Portfolio, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-
dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Each Portfolio may lend securities to financial insti-
tutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day.
Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolios are entitled to dividends and interest payments on the securities loaned.
Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the bor-
rower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is each Portfolio's policy to comply with the require-
ments of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

High Income Portfolio has a wholly owned taxable subsidiary organized as a limited liability company (the “Taxable Subsidiary”), which holds one of the investments listed in the Schedules of Investments. The
Taxable Subsidiary allows the Portfolio to hold an investment that is organized as an operating partnership while still satisfying Regulated
Investment Company tax requirements. Income earned on the investment held by the Taxable Subsidiary is taxable to such subsidiary. Income tax expense, if any, of the Taxable Subsidiary is reflected in the market value of the investment held by the Taxable Subsidiary.

Each Portfolio files US federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on the Portfolios' US federal tax returns remains open for each of the four years ended April 30, 2010. The statutes of limitations on the Portfolios' state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Notes to Financial Statements (continued)

Other: Expenses directly related to a Portfolio are charged to that
Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appro-
priate methods. The Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the
Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.

The Portfolios' maximum risk of loss from counterparty credit risk on
OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Portfolios bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolios do not give rise to counterparty credit risk, as options written obligate the Portfolios to perform and not the counterparty. Counterparty risk related to exchange-
traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Portfolios may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Portfolio and each of its respective counterparties. The ISDA
Master Agreement allows each Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-per-
formance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the
Portfolios' net assets decline by a stated percentage or the Portfolios fail to meet the terms of its ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Portfolios purchase or sell financial futures contracts and options on financial futures contracts to gain ex-
posure to, or economically hedge against, changes in interest rates
(interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios enter into for-
eign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign cur-
rency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign cur-
rency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign cur-
rency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Portfolios purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options writ-
ten, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying

46 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Notes to Financial Statements (continued)

instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obli-
gates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the
Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Portfolio writes a call option, such option is “covered,” meaning that the Portfolio holds the underlying instrument subject to being called by the option counterparty. When the
Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

In purchasing and writing options, the Portfolio bears the risk of an unfa-
vorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the
Portfolio purchasing or selling a security at a price different from the current market value.

Swaps: Certain Portfolios enter into swap agreements, in which the
Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap, which is recognized as realized gain or loss in the Statements of Operations. Swaps are marked-to-mar-
ket daily and changes in value are recorded as unrealized appreciation
(depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recog-
nized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Credit default swaps — Certain Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Portfolio may either buy or sell (write) credit default swaps on single-name issuers
(corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic pay-
ments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place
(e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the
Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settle-
ment of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the
Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

• Interest rate swaps — Certain Portfolios enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party's stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Notes to Financial Statements (continued)
Derivatives Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of October 31, 2010

Asset Derivatives

	Statements of Assets	U.S.	High	Global
	and Liabilities	Mortgage	Income	SmallCap
	Location	Portfolio	Portfolio	Portfolio
Net unrealized
appreciation/depreciation*;
Unrealized appreciation
Interest rate	on swaps; Investments
contracts**	at value — unaffiliated**	$ 422,282	—	—
Unrealized appreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	—	$ 44,547	$ 957
Total		$ 422,282	$ 44,547	$ 957
Liability Derivatives

	Statements of Assets	U.S.	High	Global
	and Liabilities	Mortgage	Income	SmallCap
	Location	Portfolio	Portfolio	Portfolio
Net unrealized
appreciation/depreciation*;
Unrealized depreciation
Interest rate	on swaps; Options
contracts	written, at value	$ 682,296	—	—
Unrealized depreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	—	$ 493,851	$ 1,319
Total		$ 682,296	$ 493,851	$ 1,319
* Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
** Includes options purchased at value as reported in the Schedule of Investments.
The Effect of Derivative Instruments on the Statements of Operations
Six Months Ended October 31, 2010

Net Realized Gain (Loss) From

		U.S.	High	Global
		Mortgage	Income	SmallCap
		Portfolio	Portfolio	Portfolio
Interest rate contracts:
Financial futures contracts		$(1,026,373)	—	—
Swaps		215,995	—	—
Options***		54,322	—	—
Foreign currency transactions:
Foreign currency transactions		—	$ 300,818	$ (4,169)
Credit contracts:
Swaps		91,903	—	—
Total		$ (664,153)	$ 300,818	$ (4,169)

Net Change in Unrealized Appreciation/Depreciation on

	U.S.	High	Global
	Mortgage	Income	SmallCap
	Portfolio	Portfolio	Portfolio
Interest rate contracts:
Financial futures contracts	$ (99,477)	—	—
Swaps	(539,862)	—	—
Options***	165,468	$ (541,216)	$ 1,825
Foreign currency exchange contracts:
Foreign currency transactions	—	—	—
Total	$ (473,871)	$ (541,216)	$ 1,825
*** Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended October 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	U.S.	High	Global
	Mortgage	Income	SmallCap
	Portfolio	Portfolio	Portfolio
Financial futures contracts:
Average number of
contracts purchased	90	—	—
Average number of contracts sold .	241	—	—
Average notional value of
contracts purchased	$ 14,105,584	—	—
Average notional value of
contracts sold	$ 44,440,615	—	—
Foreign currency exchange contracts:
Average number of contracts-US
dollars purchased	—	6	9
Average number of contracts-US
dollars sold	—	1	10
Average US dollar amounts
purchased	—	$5,985,925	$ 400,124
Average US dollar amounts sold.	—	$ 513,991	$ 353,158
Options:
Average number of contracts
purchased	179	—	—
Average number of contracts
written.	14	—	—
Average notional amount (000)
of contracts purchased	$ 9,900	—	—
Average notional amount (000)
of contracts written	$ 650	—	—
Average notional value of
contracts purchased	$ 31,893,750	—	—
Average notional value of
contracts written	$ 2,337,500	—	—
Credit default swaps:
Average number of
contracts-buy protection	1	—	—
Average notional value-buy
protection	$ 3,906,979	—	—
Interest rate swaps:
Average number of contracts-pays
fixed rate	11	—	—
Average number of
contracts-receives fixed rate.	7	—	—
Average notional value-pays
fixed rate	$ 64,511,790	—	—
Average notional value-receives
fixed rate	$ 50,416,026	—	—

48 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Portfolios for 1940 Act purposes, but BAC and Barclays are not.

The Fund, on behalf of each Portfolio, entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the
Fund’s investment advisor, an indirect, wholly owned subsidiary of
BlackRock, to provide investment advisory and administration services.
The Manager is responsible for the management of each Portfolio's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio.
For such services, each Portfolio pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:

Investment
Advisory Fee
U.S. Mortgage Portfolio	0.46%
High Income Portfolio	0.41%
Global SmallCap Portfolio	0.85%
Mid Cap Value Opportunities Portfolio	0.65%

The Manager has contractually agreed to waive all fees and pay or reim-
burse all operating expenses of each Portfolio, except extraordinary expenses, interest expense, dividend expense and acquired fund fees and expenses and contain other Portfolio expenses. This agreement has no fixed term. Although the Portfolios do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Portfolio is an investment option for certain “wrap-fee” or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the
Manager’s affiliates to manage their accounts. The Manager waived fees for each Portfolio, which are included in fees waived and reimbursed by advisor in the Statements of Operations. The waivers were as follows:

Investment
Advisory Fee
Waived
U.S. Mortgage Portfolio	$299,036
High Income Portfolio	$183,662
Global SmallCap Portfolio	$495,793
Mid Cap Value Opportunities Portfolio.	$372,148

In addition, for the six months ended October 31, 2010, the Manager reimbursed each Portfolio's operating expenses as follows, which are included in fees waived and reimbursed by advisor in the Statements of Operations:

Reimbursement
from
Manager
U.S. Mortgage Portfolio	$134,588
High Income Portfolio	$135,053
Global SmallCap Portfolio	$177,971
Mid Cap Value Opportunities Portfolio	$116,119

The Manager, on behalf of U.S. Mortgage Portfolio and High Income
Portfolio, has entered into a sub-advisory agreement with BlackRock
Financial Management, LLC (“BFM”) and, on behalf Global SmallCap
Portfolio and Mid Cap Value Opportunities Portfolio, has entered into sub-advisory agreement with BlackRock Investment Management, LLC
(“BIM”). BFM and BIM are affiliates of the Manager. The Manager pays the sub-advisors for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the six months ended October 31, 2010, each Portfolio reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimburse-
ments were as follows:

Accounting
Services
U.S. Mortgage Portfolio	$ 1,279
High Income Portfolio	$ 801
Global SmallCap Portfolio	$ 1,191
Mid Cap Value Opportunities Portfolio	$ 1,161

The Fund has entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of BlackRock.

BNY Mellon Investment Servicing (U.S.) Inc. (formerly PNC Global
Investment Servicing (U.S.) Inc. ("PNCGIS"), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon
Corporation purchased PNCGIS, which prior to this date was an indirect, wholly-owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by each Portfolio are comprised of those fees charged for all shareholder communications including mailing of share-
holder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-
money laundering services, and customer identification services.

The Portfolios received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolios, invest cash collateral received by the

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Notes to Financial Statements (continued)

Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statements of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Portfolios on such investments is shown as securities lending —
affiliated in the Statements of Operations. For the six months ended
October 31, 2010, BIM received securities lending agent fees related to securities lending agent fees as follows:

Global SmallCap Portfolio	$43
Mid Cap Value Opportunities Portfolio	$370

Certain officers and/or trustees of the Portfolios are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the
Manager for compensation paid to the Portfolios' Chief
Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended October 31, 2010, were as follows:

	Purchases	Sales
U.S. Mortgage Portfolio	$1,320,432,714	$1,281,527,095
High Income Portfolio	$ 50,002,669	$ 37,948,929
Global SmallCap Portfolio	$ 44,118,158	$ 45,687,978
Mid Cap Value Opportunities Portfolio	$ 28,207,326	$ 33,054,998

Purchases and sales of US government securities for U.S. Mortgage
Portfolio for the six months ended October 31, 2010, were
$53,193,487 and $59,006,799, respectively.

For the six months ended October 31, 2010, purchases and sales of mortgage dollar rolls for U.S. Mortgage Portfolio were $598,034,516 and $598,963,024, respectively.

Transactions in options written for U.S. Mortgage Portfolio for the six months ended October 31, 2010, were as follows:

Calls
		Notional	Premiums
	Contracts	Amount (000)	Received
Outstanding options,
beginning of period	—	5,000	$ 67,500
Options written	—	—	—
Options closed		(5,000)	(67,500)
Options expired	—	—	—
Outstanding options,
end of period	—	—	—

		Puts
		Notional	Premiums
	Contracts	Amount (000)	Received
Outstanding options,
beginning of period	168	5,000	$ 122,546
Options written	27	1,300	25,872
Options closed	(168)	(5,000)	(122,546)
Options expired	—	—	—
Outstanding options,
end of period	27	1,300	$25,872
5. Borrowings:

The Fund, on behalf of each Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November
2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions. Each Portfolio paid its pro rata share of 0.02%
upfront fee on the aggregate commitment amount which was allocated to each Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts bor-
rowed. The Portfolios did not borrow under the credit agreement during the year ended October 31, 2010.

For the six months ended October 31, 2010 the U.S. Mortgage
Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls was approximately $24,446,000 and the daily weighted average interest rate was 0.06%.

For the six months ended October 31, 2010 the High Income
Portfolios' daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls was approximately $135,000 and the daily weighted average interest rate was 0.62%.

50 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Notes to Financial Statements (continued)

6. Commitments:

High Income Portfolio may invest in floating rate loan interests. In connection with these investments, the Portfolio may also enter into unfunded loan commitments (“commitments”). Commitments may
obligate the Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commit-
ments, the Portfolio earns a commitment fee, typically set as a percent-
age of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of October 31, 2010, the
Portfolio had the following unfunded loan commitment:

		Value of
	Unfunded	Underlying
Borrower	Commitment	Loan
Delphi International Holdings Unsecured	$166,959	$163,620

7. Capital Loss Carryforwards:

For the year ended April 30, 2010, the Portfolios had capital loss carry-
forwards available to offset future realized capital gains through the indi-
cated expiration dates:

	High	Global	Mid Cap Value
	Income	SmallCap	Opportunities
Expires April 30,	Portfolio	Portfolio	Portfolio
2016	$ 62,989	—	—
2017	6,520,032	$ 6,947,121	$12,666,308
2018	7,241,930	18,220,321	31,136,334
Total	$ 13,824,951	$25,167,442	$43,802,642

8. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obliga-
tions (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; condi-
tions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the
Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counter-
parties that they believe have the financial resources to honor their obli-
gations and by monitoring the financial stability of those counterparties.
Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’
exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolios.

As of October 31, 2010, Mid Cap Value Opportunities Portfolio invested a significant portion of its assets in securities in the financials sector.
Changes in economic conditions affecting the financials sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

As of October 31, 2010, Global SmallCap Portfolio had the following industry classifications:

Percent of
Long-Term
Industry	Investments
Software	6%
Real Estate Investment Trusts (REITs)	5
Machinery	5
Oil, Gas & Consumable Fuels	5
Other*	79
* All other industries held were each less than 5% of long-term investments.

9. Capital Share Transactions:
	Six Months Ended		Year Ended
	October 31, 2010		April 30, 2009
	Shares	Amount	Shares	Amount
U.S. Mortgage Portfolio
Shares sold	987,000	$ 10,521,760	3,175,189	$ 32,238,467
Shares redeemed	(1,429,432)	(15,227,505)	(2,093,233)	(21,153,050)
Net increase (decrease)	(442,432)	$ (4,705,745)	1,081,956	$ 11,085,417
High Income Portfolio
Shares sold	2,587,715	$ 24,303,422	2,009,771	$ 17,253,819
Shares redeemed	(988,705)	(9,268,514)	(3,831,496)	(33,249,362)
Net increase (decrease)	1,599,010	$ 15,034,908	(1,821,725)	$ (15,995,543)

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Notes to Financial Statements (concluded)
	Six Months Ended		Year Ended
	October 31, 2010		April 30, 2009
	Shares	Amount	Shares	Amount
Global SmallCap Portfolio
Shares sold	1,261,287	$ 13,348,229	1,946,760	$ 19,491,612
Shares redeemed	(1,418,820)	(14,908,085)	(4,081,435)	(41,838,433)
Net decrease	(157,533)	$ (1,559,856)	(2,134,675)	$ (22,346,821)
Mid Cap Value Opportunities Portfolio
Shares sold	1,237,376	$ 11,401,954	2,273,232	$ 18,741,663
Shares redeemed	(1,641,355)	(15,297,627)	(5,492,855)	(47,338,090)
Net decrease	(403,979)	$ (3,895,673)	(3,219,623)	$ (28,596,427)

10. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the Portfolios' financial statements was completed through the date the financial statements were issued and the following items were noted:

On December 6, 2010, the U.S. Mortgage Portfolio, a series of Managed
Account Series, (the “Fund”), launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesig-
nated as the Institutional Share class. Prior to this launch, the Fund was only offered to separately managed account clients through the Merrill
Lynch Private Investors Platform.

Certain Portfolios paid a net investment income dividend on December
10, 2010 to Shareholders of record on December 8, 2010 as follows:

Dividend Per Share
Global SmallCap Portfolio	$0.093630
Mid Cap Value Opportunities Portfolio	$0.140021

Certain Portfolios paid an ordinary income divdend on December 23,
2010 to Shareholders of record on December 21, 2010 as follows:

Dividend Per Share
U.S. Mortgage Portfolio	$0.403771
High Income Portfolio	$0.013880

In addition, U.S. Mortgage Portfolio paid a long-term capital gain distri-
bution in the amount of $0.187528 per share on December 23, 2010 to Shareholders of record on December 21, 2010.

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Global SmallCap Portfolio, High
Income Portfolio, Mid Cap Value Opportunities Portfolio and U.S.
Mortgage Portfolio (each, a “Fund,” and collectively, the “Funds”), each a series of Managed Account Series (the “Trust”), met on April 13, 2010
and May 11 – 12, 2010 to consider the approval of the Trust’s invest-
ment advisory agreement (the “Advisory Agreement”), on behalf of each
Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s invest-
ment advisor. The Board also considered the approval of the sub-advi-
sory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC;
and (b) BlackRock Financial Management, Inc. (collectively, the “Sub-
Advisors”), with respect to each Fund, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory
Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not
“interested persons” of the Trust as defined in the Investment Company
Act of 1940, as amended (the “1940 Act”) (the “Independent Board
Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an
Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight
Committee and an Executive Committee, each of which is composed of
Independent Board Members (except for the Performance Oversight
Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board
Members. The Board also has one ad hoc committee, the Joint Product
Pricing Committee, which consists of Independent Board Members and

52 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the contin-
uation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of
BlackRock and its affiliates, including investment management, admin-
istrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board con-
sidered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, market-
ing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each
Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates;
(g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and
(l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collec-
tively, “Peers”); (b) a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the
Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11 – 12, 2010 Board meeting.

At an in-person meeting held on May 11 – 12, 2010, the Board, inc-
luding the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each
Fund, as applicable, each for a one-year term ending June 30, 2011.
In approving the continuation of the Agreements, the Board considered:
(a) the nature, extent and quality of the services provided by BlackRock;
(b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by
BlackRock and its affiliates from their relationship with each Fund;
(d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the
Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board
Member may have attributed different weights to the various
items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each
Fund. Throughout the year, the Board compared Fund performance to the

MANAGED ACCOUNT SERIES OCTOBER 31, 2010 53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

performance of a comparable group of mutual funds, and the perform-
ance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance,
BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capa-
bilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The
Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and
BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each
Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services,
BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing
Board meetings and preparing the materials for such Board meetings;
(v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The
Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, inde-
pendently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connec-
tion with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to perform-
ance over relatively long periods of time, typically three to five years.

The Board noted that the Global SmallCap Portfolio ranked in the third, first and first quartiles against its Lipper Performance Universe for the one-year, three-year and since inception periods reported, respectively.

The Board noted that the High Income Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-year, three-year and since inception periods reported.

The Board noted that the Mid Cap Value Opportunities Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-year, three-year and since inception periods reported.

The Board noted that the U.S. Mortgage Portfolio ranked in the first, first and second quartiles against its Lipper Performance Universe for the one-year, three-year and since inception periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with each Fund: The Board, including the Independent
Board Members, reviewed each Fund’s contractual advisory fee rate. It also reviewed each Fund’s total expenses, as well as actual manage-
ment fees. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and method-
ology of allocating expenses in the profitability analysis, noting the inher-
ent limitations in allocating costs among various advisory products. The
Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

54 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered
BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its regis-
tered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether
BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obliga-
tions under the Agreements and to continue to provide the high quality of services that is expected by the Board.

Pursuant to a contractual fee waiver agreement between BlackRock and the Trust, on behalf of each Fund, BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses, except extraordinary expenses, of each Fund. In light of the fee waiver agreement, the Board did not consider each Fund’s advisory fee rate as compared to its Peers, but instead emphasized that shares of each Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community,

and the engagement of BlackRock’s affiliates and significant sharehold-
ers as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a num-
ber of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds
(“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2011 and the Sub-Advisory Agreements between the
Manager and the Sub-Advisors, with respect to each Fund, as applica-
ble, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product
Pricing Committee. Based upon its evaluation of all of the aforemen-
tioned factors in their totality, the Board, including the Independent
Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its share-
holders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board
Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board
Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Trustee and Member
of the Audit Committee
Fred G. Weiss, Vice Chairman of the Board, Chairman of
the Audit Committee and Trustee
James H. Bodurtha, Trustee
Bruce R. Bond, Trustee
Donald W. Burton, Trustee
Richard S. Davis, Trustee
Honorable Stuart E. Eizenstat, Trustee
Laurence D. Fink, Trustee
Kenneth A. Froot, Trustee
Henry Gabbay, Trustee
John F. O’Brien, Trustee
Roberta Cooper Ramo, Trustee
David H. Walsh, Trustee
Richard R. West, Trustee and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Jeffrey Holland, Vice President
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Howard Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.1
New York, NY 10022

BlackRock Investment Management, LLC2
Plainsboro, NJ 08536

Custodian
State Street Bank and Trust Company1
Boston, MA 02111

Brown Brothers Harriman & Co.2
Boston, MA 02101

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

1 For U.S. Mortgage Portfolio and High Income Portfolio.

2 For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

Effective September 15, 2010, John M. Perlowski became
President and Chief Executive Officer of the Fund.

56 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge
(1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at

http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

58 MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio		BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock GNMA Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock Global Dividend Income Portfolio†	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

MANAGED ACCOUNT SERIES

OCTOBER 31, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospec-

tus. Past performance results shown in this report should

not be considered a representation of future performance.

Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less

than their original cost. Statements and other information

herein are as dated and are subject to change. Please see

the Fund’s prospectus for a description of risks associated

with global investments.

Shares of each Portfolio, except U.S. Mortgage Portfolio,

may be purchased and held only by or on behalf of

separately managed account clients who have retained

BlackRock Advisors, LLC or an affiliate (“BlackRock”)

to manage their accounts pursuant to an investment

management agreement with BlackRock and/or a managed

account program sponsor.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
Managed Account Series

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: January 5, 2011

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: January 5, 2011